UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14C
(Rule 14c-101)

INFORMATION REQUIRED  IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

AMHN, INC.
(Name of Registrant as Specified In Its Charter)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

AMHN, INC.
10611 N. Hayden Rd., Suite D106
Scottsdale, AZ  85260
(888) 245-4168
  _______________

 INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER
_______________

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY
________________

To the Stockholders of AMHN, Inc.:

NOTICE IS HEREBY GIVEN that the majority shareholder of AMHN, Inc., a Nevada corporation ("AMHN" or the "Company") has consented to take corporate actions by written consent in lieu of a special meeting of stockholders ("Written Consent").  The following corporate actions will be effective on or about twenty (20) days after the mailing of this Information Statement (the "Effective Date"):

1)	a reverse split of the Company's outstanding shares of Common Stock on a basis of one for one hundred (the "Reverse Split"),
2)	an amendment to the Company's Articles of Incorporation to increase the number of shares of Common Stock the Company is authorized to issue to 250,000,000,
3)	an amendment to the Company's Articles of Incorporation to change the Company's name to TherapeuticsMD, Inc., and
4)	an amendment to the Company's Long Term Incentive Compensation Plan ("LTIP") to increase the authorized shares for issuance thereunder to 25,000,000.

Only stockholders of record at the close of business on July 28, 2011 (the "Record Date") are entitled to notice of these corporate actions.  The majority shareholder owning 53.70% of the Company's outstanding shares of Common Stock ("Consenting Stockholder") gave Written Consent to the above corporate actions pursuant to the provisions of Section 78.320 of the Nevada Revised Statutes.

This information statement is being distributed pursuant to Section 14(C) of the Securities Act of 1934 (the "Exchange Act") (the "Information Statement") and is provided to you for information purposes only as it relates to the above corporate actions.  The Company does not intend to solicit any proxies or consents from any other stockholders in connection with this action. Your vote is not required to approve these actions, you are not being asked to send a proxy, and you are requested not to send one.

For further information regarding the matters as to which Written Consent was given, I urge you to carefully read the accompanying Information Statement.  Additional information about the Company is contained in its current and periodic reports filed with the U. S. Securities and Exchange Commission (the "Commission").  These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at 100 F Street NE, Washington, DC  20549.  Copies of such materials may also be obtained from the Commission at prescribed rates.  The Commission also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the

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Commission. Copies of these reports may be obtained from the Commission's EDGAR archives at http://www.sec.gov/index.htm.

        Absent any comments from the Commission regarding this Information Statement, we expect these corporate actions to become effective on or after the Effective Date. We expect to mail this Information Statement on or about September 13, 2011 and anticipate that the proposed corporate actions will become effective on or after October 3, 2011.

    If you have questions about these proposals or would like additional copies of the Information Statement, you should contact Jeffrey D. Howes, President, AMHN, Inc., 10611 N. Hayden Rd., Suite D106, Scottsdale, AZ  85260; telephone (888) 245-4168.

By order of the Board of Directors,

Jeffrey D. Howes
President

Scottsdale, Arizona
September 13, 2011

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AMHN, INC.
10611 N. Hayden Rd., Suite D106
Scottsdale, AZ  85260
(888) 245-4168

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934

This information statement is being distributed pursuant to Section 14(C) of the Securities Exchange Act of 1934 (the "Exchange Act") (the "Information Statement") and is being mailed on or about September 13, 2011 to the holders of record at the close of business on July 28, 2011 (the "Record Date") of the outstanding shares of common stock, par value $0.001 per share (the "Common Stock") of AMHN, Inc., a Nevada corporation ("AMHN, the "Company", "we", "us", or "our"), in connection with corporate actions taken by written consent in lieu of a special meeting of stockholders ("Written Consent") to authorize and approve:

1)	a reverse split of the Company's outstanding shares of Common Stock on a basis of one for one hundred (the "Reverse Split"),
2)	an amendment to the Company's Articles of Incorporation to increase the number of shares of Common Stock the Company is authorized to issue to 250,000,000,
3)	an amendment to the Company's Articles of Incorporation to change the Company's name to TherapeuticsMD, Inc., and
4)	an amendment to the Company's Long Term Incentive Compensation Plan ("LTIP") to increase the authorized shares for issuance thereunder to 25,000,000.

On July 18, 2011, the Company's sole member of the Board of Directors ("Sole Director")  declared the advisability of, and recommended that the Company's stockholders approve the proposed corporate actions as required pursuant the Agreement and Plan of Merger among the Company, VitaMedMD, LLC, a Delaware limited liability company ("VitaMed") and VitaMed Acquisition, LLC, a newly-formed Delaware limited liability company and subsidiary of the Company (the "Merger Agreement"), which Merger Agreement was filed as an exhibit to the Company's Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the "Commission") on July 21, 2011 ("Form 8-K") and is incorporated herein by reference.

The Sole Director and majority stockholder owning 53.70% of the Company's outstanding shares of Common Stock (the "Consenting Stockholder"), as outlined herein at Security Ownership of Certain Beneficial Owners and Management, have voted in favor of the above actions.  At the close of business on the Record Date, there were 16,575,209 shares of Common Stock issued and outstanding.  On the Record Date, the Consenting Stockholder owned an aggregate of 8,900,898 shares of the issued and outstanding shares of the Company which shares are sufficient to take the proposed actions.  The Sole Director does not intend to solicit any proxies or consents from any other stockholders in connection with this action.

In connection with the adoption of these corporate actions, the Sole Director elected to seek the written consent of the Consenting Stockholder in order to reduce the costs and implement the corporate actions in a timely manner.  As the Consenting Stockholder owns 8,900,898 shares of the Company's Common Stock which represents approximately 53.70% of the Company's voting stock, no vote or proxy is required by the Company's other stockholders to approve the corporate actions described herein.

Section 78.320 of the Nevada Revised Statutes (the "Nevada Law") provides that the written consent of the holders of the outstanding shares of voting stock, having not less than the minimum

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number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting.  Pursuant to Nevada Law, a majority of the outstanding voting shares of stock entitled to vote thereon is required in order to effectuate the above corporation actions.  In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the above actions as early as possible in order to accomplish the purposes of the Company regarding the Merger Agreement, the Sole Director voted to use, and did in fact obtain, the Written Consent of the Consenting Stockholder who voted in favor of the above corporate actions.

Pursuant to Section 78.370 of the Nevada Law, the Company is required to provide prompt notice to its stockholder of record when corporate action is taken by Written Consent.  This Information Statement is therefore intended to provide such notice to the Company's stockholders who have not consented in writing to such action. No dissenters’ or appraisal rights under the Nevada Law are afforded to the Company’s stockholders because of the approval of the corporate actions.

The entire cost of furnishing this Information Statement will be borne by the Company.  We request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Company's Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

VOTE REQUIRED TO APPROVE THE CORPORATE ACTIONS

At the close of business on the Record Date, there were 16,575,209 shares of the Company's Common Stock outstanding.  For the approval of the proposed corporate actions, the affirmative vote of a majority of the shares outstanding and entitled to vote on the Record Date, or at least 8,287,605 shares, was required for approval.

CONSENTING STOCKHOLDER

In connection with the adoption of these corporate actions, the Sole Director elected to seek the Written Consent of the Consenting Stockholder in order to reduce the costs and implement the corporate actions in a timely manner. The Consenting Stockholder owns 8,900,898 shares of the Company's outstanding Common Stock which represents approximately 53.70% of the Company's voting stock.  As a result, no vote or proxy is required by the Company's other stockholders to approve the corporate actions described herein.

Under Nevada law, we are required to give all stockholders written notice of any actions that are taken by written consent without a stockholder meeting.  Under Section 14(C) of the Exchange Act, the corporate actions cannot become effective until 20 days after the mailing date of this Information Statement to our stockholders.

We are not seeking written consent from any of our other stockholders and they will not be given an opportunity to vote with respect to the proposed corporate actions.  All necessary corporate approvals have been obtained and this Information Statement is furnished solely for the purposes of (i) advising the stockholders of the action taken by Written Consent of the Consenting Stockholder as required by Nevada Law and (ii) giving stockholders advance notice of the actions taken, as required by the Exchange Act.

Stockholders who were not afforded an opportunity to consent or otherwise vote with respect to the corporate actions have no rights under Nevada Law to dissent or require a vote of all of our stockholders.

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APPROVAL OF REVERSE SPLIT

The Sole Director and Consenting Stockholder approved the aforementioned Reverse Split of the Company's outstanding shares of Common Stock on a basis of one (1) new share for each one hundred (100) existing shares (the "Reverse Split Ratio").  As a result of the Reverse Split, each share of Common Stock outstanding at the Effective Date, will, without any action on the part of the holder thereof, become one one-hundreth share of Common Stock.  Based on the number of shares of Common Stock outstanding on the Record Date, the number of shares of Common Stock to be issued and outstanding after the Reverse Split is approximately 165,752.

At the Record Date, the number of capital shares the Company is authorized to issue is 60,000,000 (50,000,000 shares designated as Common Stock and 10,000,000 shares designated as Preferred Stock), both having a par value of $0.001 per share.  The Reverse Split does not affect the number of the Company's authorized shares of Common Stock or Preferred Stock or the respective par value per share; it only reduces the number of shares of Common Stock issued and outstanding after the Reverse Split in accordance with the Reverse Split Ratio.

For purposes of the following discussion regarding the effects of the Reverse Split, the Common Stock as presently constituted is referred to as the "Old Common Stock" and the Common Stock resulting from the Reverse Split is referred to as the "New Common Stock."

Principal Effects of the Reverse Split

The principal effects of the Reverse Split will be as follows:

Based upon the 16,575,209 shares of Old Common Stock outstanding on the Record Date, the Reverse Split would decrease the number of outstanding shares of Old Common Stock by 99%, and, upon the effectiveness of the Reverse Split approximately 165,752 shares of New Common Stock would be outstanding.

The Company will obtain a new CUSIP number for the New Common Stock which will be activated at the time of the Reverse Split.

Subject to the provisions for elimination of fractional shares, as described below, consummation of the Reverse Split will not result in a change in the relative equity position or voting power of the holders of Old Common Stock.

The Company also intends to increase the number of shares of Common Stock it is authorized to issue by filing an amendment to its articles of incorporation.  A discussion on that proposed action is found below.

Purposes of the Reverse Stock Split

The Reverse Split would decrease the number of shares of Old Common Stock outstanding.  As previously described, the Reverse Split is a requirement to the consummation of the Merger Agreement.   In preparation for the consummation of the Merger Agreement, the Sole Director and Consenting Stockholder believe that the required and proposed Reverse Split is in the best interest of the Company and its stockholders.

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Exchange of Certificate Not Required; Elimination of Fractional Share Interests

On the Effective Date, each one hundred shares of Old Common Stock will automatically be combined and changed into one share of New Common Stock. No additional action on the part of the Company or any stockholder will be required in order to affect the Reverse Split.  Stockholders will NOT be requested to exchange their certificates representing shares of Old Common Stock held prior to the Reverse Split for new certificates representing shares of New Common Stock.

No fractional shares of New Common Stock will be issued to any stockholder as a result of the Reverse Split.  Accordingly, stockholders of record who would otherwise be entitled to receive fractional shares of New Common Stock, will, upon surrender of their certificates representing shares of Old Common Stock, receive in lieu thereof an additional share. As a result of the Reverse Split, holders of less than one hundred shares of Old Common Stock on the Effective Date will no longer be stockholders of the Company.

Federal Income Tax Consequences of the Reverse Split

The combination of each one hundred shares of Old Common Stock into one share of New Common Stock should be a tax-free transaction under the Internal Revenue Code of 1986, as amended, and the holding period and tax basis of the Old Common Stock will be transferred to the New Common Stock received in exchange therefor.

Generally, any cash received in lieu of fractional shares is treated as a sale of the fractional shares (although in unusual circumstances such cash might possibly be deemed a dividend), and stockholders will recognize gain or loss based upon the difference between the amount of cash received and the basis in the surrendered fractional share.  However, as no fractional shares will be issued, nor will cash be paid in lieu of fractional shares, stockholders will not recognize any gain or loss based on fractional shares.

This discussion should not be considered as tax or investment advice, and the tax consequences of the Reverse Split may not be the same for all stockholders. Stockholders should consult their own tax advisors to know their individual federal, state, local and foreign tax consequences.

Approval Required for Reverse Split

The approval of a majority of the outstanding stock entitled to vote is necessary to approve the Reverse Split.  The Consenting Stockholder owning approximately 53.70% of the Company’s outstanding stock on the Record Date has executed a Written Consent voting those shares in favor of the Reverse Split. The Sole Director does not intend to solicit any proxies or consents from any other stockholders in connection with this action.

APPROVAL OF ARTICLES OF AMENDMENT TO THE COMPANY’S
ARTICLES OF INCORPORATION

Attached hereto at Exhibit A is the Certificate of Amendment and Restatement to the Articles of Incorporation of the Company to increase in the Company's authorized shares of Common Stock to 250,000,000 and to change the name of the Company to TherapeuticsMD, Inc.  The Sole Director and Consenting Stockholder have approved these actions and have consented to these actions being taken.

Principal Effects of Increase in Number of Shares of Common Stock Authorized to be Issued

The Company is currently authorized to issue 50,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock, both having a par value of $0.001 per share. There are not currently enough shares of Common Stock available to provide for shares to be issued in connection with the

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Merger Agreement or the conversion of promissory notes and the exercise of options and warrants being assumed by the Company relative to the Merger Agreement.  The number of authorized shares of Preferred Stock is not affected by this proposal; however, the number of authorized shares of Common Stock will be increased from 50,000,000 to 250,000,000 shares.

The Sole Director and Consenting Stockholder believe that it will benefit the Company's stockholders to have additional shares of Common Stock available for issuance in order that adequate shares are available (i) for issuance of shares pursuant to and in order to consummate the Merger Agreement, (ii) for reserve for future issuance upon the conversion of promissory notes and the exercise of options and warrants being assumed by the Company relative to the Merger Agreement, and (iii) to have additional unreserved shares of Common Stock available for future issuance in order to obtain capital or as consideration for possible future acquisitions or other purposes. Presently, there are no plans, understandings, agreements or arrangements concerning the issuance of additional shares of Common Stock, except for the shares to be issued pursuant to the Merger Agreement and upon the exercise of existing stock options, warrants and other convertible securities.

 The authorization of additional shares of Common Stock pursuant to this proposal will have no dilutive effect upon the proportionate voting power of our present stockholders.  However, to the extent that such authorized shares are subsequently issued to persons other than our present stockholders, such issuance could have a dilutive effect on the earnings per share and voting power of present stockholders.  If such dilutive effect on earnings per share occurs, we expect that any such dilutive effect would be relatively short in duration.  As described above, the Company believes that the proposed increase in the number of authorized shares of Common Stock is in the best interest of the Company's stockholders and is necessary to provide the flexibility needed to meet corporate objectives.

The below table shows capitalization of the Company before and after the corporate actions to affect the Reverse Split and increase authorized shares and after the Closing of the proposed VitaMed transaction:

	Before Taking Corporate Actions	After Taking Corporate Actions

Shares of Common Stock Authorized	50,000,000	250,000,000
Shares of Common Stock Issued or Reserved for Issuance	16,575,209	165,752*
Shares of Common Stock Authorized but Not Issued or Reversed for Issuance	33,424,791	249,834,248*
Shares to be Subsequently Issued or Reserved for Issuance pursuant to VitaMed Transaction	0	70,000,000*
Shares of Common Stock Authorized but Not Issued or Reserved for Issuance after VitaMed Transaction	0	179,834,248*
*As may be subsequently adjusted for the rounding up of fractional shares.

Description of Our Common Stock

We are authorized to issue up to 50,000,000 shares of Common Stock, par value $0.001 per share, which shares are non-assessable. All outstanding shares of our Common Stock are of the same class and have equal rights and attributes.  The holders of our Common Stock are entitled to one vote per share on all matters submitted to a vote of the stockholders of the Company.  Our Common Stock does not have cumulative voting rights.  Persons who hold a majority of the outstanding shares of our Common Stock entitled to vote on the election of directors can elect all of the directors who are eligible for election.  Holders of our Common stock are entitled to share equally in dividends, if any, as may be declared from time to time by our Board of Directors.  In the event of liquidation, dissolution or winding up of the Company, subject to the preferential liquidation rights of any series of preferred stock that we may from time to time designate, the holders of our Common Stock are entitled to share ratably in all of

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our assets remaining after payment of all liabilities and preferential liquidation rights. Holders of our Common Stock have no conversion, exchange, sinking fund, redemption or appraisal rights (other than such as may be determined by the Board of Directors in its sole discretion) and have no preemptive rights to subscribe for any of our securities.  Upon effectuating the Reverse Split and increase in authorized shares of Common Stock, each share of our Common Stock will still possess the same characteristics as described in this paragraph.

Description of Our Preferred Stock

We are currently authorized to issue up to 10,000,000 shares of Preferred Stock, par value $0.001 per share. Our Articles of Incorporation authorize the issuance of shares of Preferred Stock with designations, rights and preferences determined from time to time by our Board of Directors. Accordingly, our Board of Directors is empowered, without stockholder approval, to issue Preferred Stock with dividend, liquidation, conversion, voting, or other rights which could adversely affect the voting power or other rights of the stockholders of the Common Stock. In the event of issuance, the Preferred Stock could be utilized, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the Company. There are no outstanding shares of Preferred Stock and no series of Preferred Stock has been designated by the Company. The proposed Reverse Split and increase in authorized shares of Common Stock has no effect on the Company's ability to designate shares of our Preferred Stock.

Change of the Company's Name

In preparation for the closing of the aforementioned Merger Agreement, the Sole Director and Consenting Stockholder believe that a change in the Company's name to one more closely aligned with VitaMed will benefit the Company as the business of VitaMed becomes the primary focus of the Company. Consequently, the Company will change its name to TherapeuticsMD, Inc.

Approval Required

The approval of a majority of the outstanding stock entitled to vote is necessary to approve the amendment to the Articles of Incorporation. The Consenting Stockholder owning approximately 53.70% of the Company’s outstanding stock on the Record Date has executed a Written Consent voting those shares in favor thereof. The Sole Director does not intend to solicit any proxies or consents from any other stockholders in connection with this action.

Expected Effective Date of Amendment to Articles of Incorporation

Under Section 14(C) of the Exchange Act, the corporate actions to be effected by the filing of the amendment to the Articles of Incorporation cannot become effective until twenty (20) days after the mailing date of this Information Statement to our stockholders, or on or about October 3, 2011.

PROPOSAL TO INCREASE THE SHARES AUTHORIZED UNDER THE LTIP

The Company currently has in effect the LTIP to provide financial incentives to employees, members of the Board, and advisers and consultants of the Company who are able to contribute towards the creation of or who have created stockholder value by providing them stock options and other stock and cash incentives. The LTIP has 1,500,000 shares authorized for issuance; however, the proposed consummation of the Merger Agreement requires an increase in the authorized shares to be issued under the LTIP to cover the VitaMed options to be assumed by the Company.  The Sole Director and the Consenting Stockholder have approved an increase in the number of shares authorized under the LTIP to 25,000,000.   Attached hereto at Exhibit B is a copy of the LTIP that includes the revision to increase the authorized shares thereunder to 25,000,000.

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Approval Required

The approval of a majority of the outstanding stock entitled to vote is necessary to approve the increase in shares authorized under the LTIP. The Consenting Stockholder owning approximately 53.70% of the Company’s outstanding stock on the Record Date has executed a Written Consent voting those shares in favor of thereof. The Sole Director does not intend to solicit any proxies or consents from any other stockholders in connection with this action.

Expected Effective Date of Amendment to LTIP

Under Section 14(C) of the Exchange Act, the proposed corporate actions cannot become effective until twenty (20) days after the mailing date of this Information Statement to our stockholders, or on or about October 3, 2011.

ACQUISITION OF VITAMEDMD, LLC

Immediately after the effectuation of the proposed corporate actions mentioned herein, and other conditions to closing outlined in the Merger Agreement, the Company intends to close the merger transaction to acquire VitaMed and file a Certificate of Merger with the Delaware Secretary of State (the "Effective Time").  At the Effective Time, all outstanding membership units of VitaMed (the "Units") will be exchanged for shares of the Company's Common Stock.  In addition, all outstanding VitaMed options ("Options") and VitaMed warrants ("Warrants") will be exchanged and converted into options and warrants for the purchase of the Company's Common Stock ("Company Options" and "Company Warrants").  All Units, Options and Warrants will be exchanged on a pro-rata basis for shares of the Company's Common Stock which in the aggregate total 70,000,000 shares, resulting in a conversion ration calculated by the sum of all outstanding Units, Options and Warrants divided by 70,000,000 (the "Conversion Ratio").  Pursuant to the Conversion Ratio, the Company will issue approximately 58,407,312 shares of the Company's Common Stock in exchange for the outstanding Units and reserve for issuance an aggregate of 10,119,776 and 1,472,907 shares issuable upon the exercise of Company Options and Company Warrants, respectively.

After giving effect to the Reverse Split and increase in authorized shares of Common Stock, and taking into consideration the Closing of the Merger Agreement and the issuance of the 58,407,312 shares issued thereunder, the number of shares of the Company's Common Stock to be issued and outstanding will be approximately 58,573,064 of which the members of VitaMed will own approximately 99%.

The aggregated beneficial ownership of the Company's shares of outstanding Common Stock on a fully diluted basis after the closing of the Merger Agreement will be as follows:

•
The members who exchange their Units in connection with the Merger Agreement will acquire an aggregate beneficial ownership of ninety-nine percent (99%) of the issued and outstanding shares of Common Stock of the Company; and

•
Shareholders beneficially owning 100% of the shares of the Company's Common Stock immediately prior to the closing of the Merger Agreement will be diluted to an aggregate beneficial ownership of one percent (1%) of the issued and outstanding shares of Common Stock of the Company.

All shares of the Company's Common Stock to be issued in exchange for the Units, and to be reserved for issuance upon exercise of the Company Options and Warrants, will be subject to a lock-up agreement for a period of eighteen (18) months from the closing of the Merger Agreement.

The Merger Agreement is not subject to the approval of the Company's stockholders.

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VitaMed is a development stage, specialty pharmaceutical company that has created a patent-pending information technology system to market nutritional supplements and medical foods directly to consumers with the recommendation of their physician. VitaMed focuses on creating value by eliminating inefficiencies in the multi-billion dollar prescription and OTC nutrition and medical foods market while leveraging its innovative, patent-pending informational technology platform. By significantly eliminating much of the cost associated with the traditional distribution models, VitaMed offers superior-quality products for a lower overall cost to patients and payors while increasing efficiencies for physicians.  VitaMed's information technology system collects and analyzes data designed to improve patient compliance and education, facilitate product development and provide immediate feedback on effectiveness of therapies.  The result is increased efficiency and communication between the patient, physician/provider and insurance payor, ultimately creating improved outcomes for all.  This combination of simplified distribution and information technology provides measurable customer benefits and is a clear differentiation from existing competitors in the market.

VitaMed Financial Information

Attached hereto at Exhibit C and Exhibit D are VitaMed's financial statements for years ended December 31, 2010 and 2009 and for six months ended June 30, 2011, respectively.  The information set forth and discussed in this Management’s Discussion and Analysis and Plan of Operations is derived from the financial statements and the related notes thereto of VitaMed which are included at Exhibits C and D to this Report. The following information and discussion should be read in conjunction with such Financial Statements and notes.

Management's Discussion and Analysis of Financial Condition and Results of Operations of VitaMedMD, LLC

General

This section refers to VitaMedMD, LLC, a Delaware limited liability company ("VitaMed").  The following discussion and analysis provides information which VitaMed believes to be relevant to an assessment and understanding of its results of operations and financial condition.  This discussion should be read together with VitaMed's financial statements and the notes to the financial statements for the years ended December 31, 2010 and 2009 and six months ended June 30, 2011, which are included herein at Exhibit C and D, respectively, and are included herein by reference. The reported results will not necessarily reflect future results of operations or financial condition.

Overview

VitaMed is a limited liability company organized in the State of Delaware on May 13, 2008. A development stage company, VitaMed is a specialty pharmaceutical company that has created a patent-pending information technology system to market nutritional supplements and medical foods directly to consumers with the recommendation of their physician. VitaMed focuses on creating value by eliminating inefficiencies in the multi-billion dollar prescription and OTC nutrition and medical foods market while leveraging its innovative, patent-pending informational technology platform. By significantly eliminating much of the cost associated with the traditional distribution models, VitaMed offers superior-quality products for a lower overall cost to patient and payors while increasing efficiencies for the physician.

VitaMed's information technology system collects and analyzes data designed to improve patient compliance and education, facilitate product development and provide immediate feedback on effectiveness of therapies.  The result is increased efficiency and communication between the patient, physician/provider and insurance payor, ultimately creating improved outcomes for all.  This combination

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of simplified distribution and information technology provides measurable customer benefits and clear differentiation from existing competitors in the market.

VitaMed is currently concentrating on the non-prescription nutrient market place in the area of women's health. VitaMed's current products include prenatal vitamins, iron supplement, calcium supplement, menopause supplement, stretch mark cream and scar guard cream.

Results of Operations

The following discussion of VitaMed's financial condition and results of operations should be read in conjunction with its financial statements included herewith. This discussion should not be construed to imply that the results discussed herein will necessarily continue into the future, or that any conclusion reached herein will necessarily be indicative of actual operating results in the future.  Such discussion represents only the best present assessment of VitaMed's management.  Historical financial information presented for the six months ended June 30, 2011 and the year ended December 31, 2010 is that of VitaMed.

Recent Events

On June 1, 2011, VitaMed sold Promissory Notes in the aggregate of $500,000 with accompanying warrants ("VitaMed Warrants") to purchase an aggregate of 500,000 Units of VitaMed.  The Promissory Notes bear interest at the rate of four percent (4%) per annum and are due at the earlier of (i) the six (6) month anniversary of the date hereof and (ii) such time as VitaMed receives the proceeds of a promissory note issued in an amount of not less than $1,000,000. On July 18, 2011, two of the Promissory Notes in the aggregate of $200,000 were paid in full and the remaining $300,000 was extended by mutual agreement until the closing of the merger transaction with AMHN.

Also on July 18, 2011, VitaMed sold two Senior Secured Promissory Notes in the amount of $500,000 each and also entered into a Security Agreement under which VitaMed pledged all of its assets to secure the obligation.  The Secured Promissory Notes bear interest at the rate of six percent (6%) per annum and are due on the earlier of (a) the one (1) year anniversary of the date thereof, and (b) the date that is thirty (30) days after the termination date of the proposed transaction between VitaMed and AMHN, Inc.

Material Changes in Financial Condition and Results of Operations

As of June 30, 2011, VitaMed had cash of $78,255, a decrease of $344,684 from December 31, 2010.  Current liabilities increased $778,963 to $1,011,805 at June 30, 2011 from $232,842 at December 31, 2010, while working capital decreased $836,879 to $(10,609) at June 30, 2011 from $826,270 at December 31, 2010.

Results of Operations – Comparison of Six Months Ended June 30, 2011 and 2010

For the six months ended June 30, 2011 and 2010, VitaMed had net revenue totaling $994,159 and $468,128, respectively.  This improvement of $526,031 in sales and the corresponding $260,721 increase in cost of goods sold is a result of the expansion of VitaMed's product line and an increase in sales.

During the six months ended June 30, 2011 and 2010, VitaMed's operating expense totaled $2,512,174 and $1,569,923, respectively.  This increase of approximately $942,000 is primarily a result of:

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• an increase of approximately $482,000 in salaries, benefits, commissions, and incentives related to an increase in the management and sales teams;
• an increase of approximately $33,000 in non-cash compensation related to the issuance of options to purchase Units of VitaMed;
• an increase in professional fees of approximately $122,000 required by the proposed transaction with AMHN, Inc.;
• an increase in other sales, general and administrative expenses of approximately $278,000 related to the marketing, advertising, promotions, rent, travel, communications, and vehicle expenses;
• an increase in research and development expenses of $22,000 related to the testing of current products' stability and packaging; and
• an increase in depreciation expense of approximately $5,000 related to the purchase of property and equipment.

Other income (expenses) increased approximately $40,000 related to the amortization of debt discount associated with certain promissory note issued by VitaMed.

For the six months ended June 30, 2011 and 2010, VitaMed recorded a net loss of $2,002,599 compared to $1,285,923 for the same period in 2010, an increase of $716,676.

Results of Operations - Comparison of Years Ended December 31, 2010 and 2009

For the years ended December 31, 2010 and 2009, VitaMed had net revenue totaling $1,241,921 and $221,192, respectively.  This improvement of $1,020,729 in sales and the corresponding $351,293 increase in cost of goods sold is a result of the expansion of VitaMed's product line and an increase in sales.

During the years ended December 31, 2010 and 2009, VitaMed's operating expense totaled $3,739,144 and $1,309,356, respectively.  This increase of approximately $2,430,000 is primarily a result of:

• an increase of approximately $1,279,000 in salaries, benefits, commissions, and incentives related to an increase in the management and sales teams;
• an increase of approximately $168,000 in non-cash compensation related to the issuance of options to purchase Units of VitaMed;
• an increase in other sales, general and administrative expenses of approximately $922,000 related to the marketing, advertising, promotions, rent, travel, communications, and vehicle expenses;
• an increase in research and amortization expenses of $42,000 related to the testing of current products' stability and packaging; and
• an increase in depreciation expense of approximately $19,000 related to the purchase of property and equipment.

Other income (expenses) decreased approximately $5,000 related to the reduction in miscellaneous income.

For the years ended December 31, 2010 and 2009, VitaMed recorded a net loss of $3,053,613 compared to $1,288,508 for the same period in 2009, an increase of $1,765,105.

12

Liquidity and Capital Resources

VitaMed began its business in 2008 and has not yet attained a level of revenue to allow it to meet our current overhead. VitaMed management does not contemplate attaining profitable operations until late 2013 nor is there any assurance that such an operating level can ever be achieved.  VitaMed will be dependent upon obtaining additional financing in order to adequately fund working capital, infrastructure, manufacturing expenses and significant marketing/investor related expenditures to gain market recognition, so that it can achieve a level of revenue adequate to support its cost structure, none of which can be assured.  Management believes that VitaMed will need approximately $5 million over the next twelve months.  While initial operations have been funded with private placements of equity and bridge loans, there can be no assurance that adequate financing will continue to be available, and, if available, on terms that are favorable.

Off-Balance Sheet Arrangements

None.

VitaMed's Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

VitaMed's Quantitative and Qualitative Disclosures About Market Risk

VitaMed is not required to provide information relative to this item.

VitaMed's Transaction Information

VitaMedMD, LLC, is a Nevada limited liability company, with an office location of 951 Broken Sound Parkway, Suite 300-320, Boca Raton, FL 33487; telephone: (800) 728-0009.  VitaMed maintains a website at www.vitamedmd.com.

As mentioned herein, VitaMed is a specialty pharmaceutical company that has created a patent-pending information technology system to market nutritional supplements and medical foods directly to consumers with the recommendation of their physician. VitaMed focuses on creating value by eliminating inefficiencies in the multi-billion dollar prescription and OTC nutrition and medical foods market while leveraging our innovative, patent-pending informational technology platform. For more information, refer to OverView within this section.

As mentioned at the beginning of this section, all outstanding membership units of VitaMed (the "Units") will be exchanged for shares of the Company's Common Stock.  In addition, all outstanding VitaMed options ("Options") and VitaMed warrants ("Warrants") will be exchanged and converted into options and warrants for the purchase of the Company's Common Stock ("Company Options" and "Company Warrants").  All Units, Options and Warrants will be exchanged on a pro-rata basis for shares of the Company's Common Stock which in the aggregate total 70,000,000 shares, resulting in a conversion ration calculated by the sum of all outstanding Units, Options and Warrants divided by 70,000,000 (the "Conversion Ratio").  Pursuant to the Conversion Ratio, the Company will issue approximately 58,407,312 shares of the Company's Common Stock in exchange for the outstanding Units and reserve for issuance an aggregate of 10,119,776 and 1,472,907 shares issuable upon the exercise of Company Options and Company Warrants, respectively.

VitaMed is not required to obtain approval from any federal or state regulatory agency in connection with the transaction.  Other than the auditor's letter included with VitaMed's financial

13

statements for years ended December 31, 2010 and 2009, there is no report, opinion or appraisal materially relating to the transaction from an outside party.

       For the prior two year period, there have been negotiations, transactions, or material contacts between the Company and VitaMed concerning any tender offer of VitaMed's securities, election of VitaMed's directors or sale of a material amount of VitaMed's assets.  Regarding the merger transaction between VitaMed and the Company, VitaMed was seeking to be acquired by a public entity and the Company was seeking a suitable acquisition candidate.  The two companies were ultimately introduced through a relationship of a member of VitaMed and a consultant known to the member who worked for the Company. Negotiations, due diligence, and the closing of the Agreement and Plan of Merger were handled through legal counsel hired independently by VitaMed and the Company.

The members of VitaMed unanimously approved the transaction to be acquired by the Company.  Other than the Agreement and Plan of Merger, there is no present or proposed material agreement, arrangement, understanding or relationship between VitaMed and the Company, or between VitaMed or the Company and any of VitaMed's executive officers, directors, or controlling persons.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        As of the Record Date, the following alphabetical table sets forth the ownership of the Common Stock of AMHN, Inc. by each person known by us to be the beneficial owner of more than 5% of the Company's outstanding Common Stock, each of our directors and executive officers; and all of our directors and executive officers as a group.  Except as otherwise set forth below, applicable percentages are based upon 16,575,209 shares of Common Stock outstanding as of the Record Date.

Name and Address of Beneficial Owner	Title of Class	Number of Shares Beneficially Owned(1)	Percent of Class

Susan L. Coyne Sole Member of Jo Cee, LLC 3547 53rd Avenue W., #131 Bradenton, FL 34210	Common	8,900,898	53.70%
Jeffrey D. Howes President/CEO/Secretary/Treasurer/Sole Director 10611 N. Hayden Rd., Suite D106 Scottsdale, AZ 85260	Common	0	*
Sky Kelley 44 Musano Ct West Orange, NJ 07052	Common	3,423,422	20.65%
All directors and executive officers as a group (1 person):	Common	0	*
________________
(1)
Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. The indication herein that shares are beneficially owned is not an admission on the part of the listed stockholder that said listed stockholder is or will be a direct or indirect beneficial owner of those shares.

*	Less than one percent.

As ownership of shares of the Common Stock of each of the Company's Sole Director and officer is included within the foregoing table, and as the Company currently employs no additional executive officers, no separate table has been provided to identify Company stock ownership by management personnel.

14

Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities.  In accordance with the rules of the Commission, shares of Common Stock that may be acquired upon exercise of stock options or warrants or issuable upon the conversion of a convertible instrument within sixty (60) days of the Record Date are deemed beneficially owned by the holder.  Currently, there are no shares issuable within sixty (60) days pursuant to stock options or warrants. This table does not include any shares which may be issuable upon the conversion of outstanding convertible securities held by certain non-affiliated investors who may limit their respective ownership to less than five percent (5%).

FINANCIAL AND OTHER INFORMATION

This Information Statement should be read in conjunction with financial statements and other information contained in certain reports that we previously filed with the Commission, including our:

•	Annual Report for the year ended December 31, 2010,
•	Quarterly Report for the quarter ended March 31, 2011, and
•	Current Report on Form 8-K filed with the Commission on July 21, 2011.

The information in the above-listed reports is incorporated herein by reference.  Copies of these reports are not included in this Information Statement but may be obtained from the Commission's website at www.sec.gov. We will also mail copies of our previous filings to any stockholder upon request.

As previously mentioned herein, attached hereto at Exhibit C and Exhibit D are VitaMed's financial statements for years ended December 31, 2010 and 2009 and for six months ended June 30, 2011, respectively.

Attached hereto at Exhibit E are unaudited consolidated proforma financial statements as if the Company had closed the VitaMed transaction as of December 31, 2010 and July 30, 2011, respectively.

EXHIBITS

Exh.	Document Description

A	Certificate of Amendment and Restatement to the Articles of Incorporation of AMHN, Inc.*
B	Long Term Incentive Plan, as amended.*
C	Audited Financial Statements for VitaMedMD, LLC for years ended December 31, 2010 and 2009.*
D	Unaudited Financial Statements for VitaMedMD, LLC for six months ended June 30, 2011 and 2010.*
E	Unaudited Consolidated Proforma Financial Statements for AMHN, Inc. reflecting VitaMed acquisition as of December 31, 2010.*
F	Consent of Auditor*
  _________________________
*Filed herewith.

15

DELIVERY OF DOCUMENTS AND HOUSEHOLDING

The Commission has adopted rules that permit companies and intermediaries such as brokers, to satisfy the delivery requirements for information statements with respect to two or more stockholders sharing the same address by delivering a single information statement addressed to those stockholders.   This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders, is environmentally friendly, and represents cost savings for companies.

For this Information Statement, the Company's transfer agent or brokers may be householding this Information Statement and the documents incorporated by reference that we are enclosing with the Information Statement.  A single Information Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the effected stockholders.  Once you have received notice from your broker or the Company that either of them will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent.

If at any time, you no longer wish to participate in householding and would prefer to receive separate periodic reports, or if you currently receive multiple copies of the Information Statement or other periodic reports at your address and would like to request householding by the Company, please notify your broker if your shares are not held directly in your name.  If you own your shares directly rather than through a brokerage account, you should direct your written request to Jeffrey D. Howes, President, AMHN, Inc., 10611 N. Hayden Rd., Suite D106, Scottsdale, AZ  85260; telephone (888) 245-4168 .

OTHER MATTERS

As of the date of this Information Statement, the Sole Director knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of our voting stock.

Only one Information Statement is being delivered to multiple shareholders sharing an address. If you are a shareholder at a shared address to which a single copy of this Information Statement was delivered and you desire to obtain a separate copy of the documents delivered, please contact the person at the address or telephone number described below.

We hereby undertake to deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the document was delivered.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT, PLEASE CONTACT:

Jeffrey D. Howes, President
AMHN, Inc.
10611 N. Hayden Rd., Suite D106
Scottsdale, AZ  85260
(888) 245-4168

By Order of the Board of Directors,

Jeffrey D. Howes
President

16

090501

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate to Accompany Restated Articles or Amended and Restated Articles

(PURSUANT TO NRS)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

This Form is to Accompany Restated Articles or Amended and Restated Articles of Incorporation
(Pursuant to NRS 78.403, 82.371, 86.221, 87A, 88.355 or 88A.250)
(This form is also to be used to accompany Restated Articles or Amended and Restated Articles for Limited-Liability Companies, Certificates of Limited Partnership, Limited-Liability Limited Partnerships and Business Trusts)

1. Name of Nevada entity as last recorded in this office:

AMHN, INC.

2. The articles are: (mark only one box) ☐ **Restated** ☒ **Amended and Restated**

Please entitle your attached articles "Restated" or "Amended and Restated," accordingly.

3. Indicate what changes have been made by checking the appropriate box:*

- ☐ No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ____
  The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.
- ☒ The entity name has been amended.
- ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)
- ☐ The purpose of the entity has been amended.
- ☒ The authorized shares have been amended.
- ☐ The directors, managers or general partners have been amended.
- ☐ IRS tax language has been added.
- ☐ Articles have been added.
- ☒ Articles have been deleted.
- ☐ Other. The articles or certificate have been amended as follows: (provide article numbers, if available)

* This form is to accompany Restated Articles or Amended and Restated Articles which contain newly altered or amended articles. The Restated Articles must contain all of the requirements as set forth in the statutes for amending or altering the articles for certificates.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Restated Articles
Revised: 10-16-09

CERTIFICATE OF AMENDMENT AND RESTATEMENT
OF
ARTICLES OF INCORPORATION
OF
AMHN, INC.
A Nevada Corporation

The undersigned hereby certifies as follows:

1.           He is the duly elected and acting President of AMHN, Inc., a Nevada corporation (the "Corporation").

2.           On July 18, 2011, the Board of Directors and a majority of the shareholders approved the following actions:

a)           a name change of the Corporation from AMHN, Inc. to TherapeuticsMD, Inc. and

b)           an increase in the number of shares of common stock authorized to be issued to 250,000,000.

3.           In order to enact the above corporate actions, the Corporation's Articles are hereby amended and restated to read in full as follows on the next page:

(Remainder of this page intentionally left blank.)

AMENDED AND RESTATED
ARTICLES OF INCORPORATED
OF
THERAPEUTICSMD, INC.
A NEVADA CORPORATION

ARTICLE I
CORPORATE NAME

The name of the corporation is TherapeuticsMD, Inc. (the "Corporation").

ARTICLE II
REGISTERED AGENT

The registered agent for the Corporation in the State of Nevada is Paracorp Incorporated, 318 N. Carson Street, Suite 208, Carson City, Nevada  87901.

ARTICLE III
DURATION AND PURPOSE

The duration of the Corporation shall be perpetual.  The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the NRS.

ARTICLE IV
CAPITAL STOCK

The total number of shares of all classes of capital stock that the Corporation has the authority to issue is Two Hundred Sixty Million (260,000,000) shares of which Two Hundred Fifty Million (250,000,000) shares will be designated common stock, $0.001 par value per share ("Common Stock") and Ten Million (10,000,000) shares will be designated preferred stock, $0.001 par value per share ("Preferred Stock").

The Ten Million (10,000,000) shares of Preferred Stock may be designated from time to time in one or more series upon authorization of the Corporation's board of directors.  The Corporation's board of directors, without further approval of the Corporation's shareholder, will be authorized to fix the dividend rights and terms, conversion rights, voting rights, redemption rights and terms, liquidation preferences, and any other rights, preferences, privileges and restrictions applicable to each series of Preferred Stock so designated.

ARTICLE V
NUMBER OF DIRECTORS

The business of the Corporation shall be managed by or under the direction of the Corporation's Board of Directors.  The Corporation must maintain at least one director at all times and initially sets the number of directors at four members. The number of individuals comprising the Corporation's Board of Directors shall be fixed upon resolution of the Board of Directors and may be increased or decreased from time to time in the manner provided in the Corporation's Bylaws.

ARTICLE VI
BYLAWS

In furtherance and not in limitation of the powers conferred upon the Board of Directors of the Corporation by the NRS, the Board of Directors shall have the power to alter, amend, change, add to and repeal, from time to time, the Bylaws of the Corporation, subject to the rights of the Corporation's shareholders entitled to vote with respect thereto to alter, amend, change, add to and repeal the Bylaws adopted by the Board of Directors of the Corporation.

ARTICLE VII
LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS

No director or officer of the Corporation shall be personally liable to the Corporation or any of its shareholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any act by such director or officer, provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud, or a known violation of the law, or (ii) the payment of dividends in violation of Section 78.300 of the NRS.  Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only and shall not adversely affect any limitations on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

ARTICLE IX
INDEMNIFICATION

The Corporation shall, to the fullest extent permitted by the provisions of 78.502 of the NRS, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under the Corporation's Bylaws, agreement, vote of shareholders, or disinterested directors, or otherwise, both as to action in his official capacity whole holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment and Restatement as of the 28th day of July, 2011 with an effective date of August 29, 2011.

/s/ Jeffrey D. Howes
Jeffrey D. Howes, President

AMHN, INC.

2009 LONG TERM INCENTIVE COMPENSATION PLAN
(As Amended)

1.           PURPOSES

The purposes of this Long Term Incentive Compensation Plan (the "Plan") are to promote the long-term success of AMHN, Inc., a Nevada corporation (the "Company") and to provide financial incentives to employees, members of the Board, and advisers and consultants of the Company to strive for long-term creation of stockholder value. The Plan provides long-term incentives to employees, members of the Board, and advisers and consultants of the Company who are able to contribute towards the creation of or have created stockholder value by providing them stock options and other stock and cash incentives.

2.           DEFINITIONS

The following definitions shall be applicable throughout the Plan:

(a)	"Award" means an incentive award as described in Section 5(a).

(b)	"Board" means the Board of Directors of the Company.

(c)	"Change in Control" means the occurrence of one or more of the change in control events set forth in Treasury Regulation Section 1.409A-3(i)(5).

(d)	"Chief Executive Officer" or "CEO" means the Chief Executive Officer of the Company.

(e)	"Chief Financial Officer" or "CFO" means the Chief Financial Officer of the Company.

(f)	"Code" means the Internal Revenue Code of 1986, as amended.

(g)
"Committee" means the Compensation Committee of the Board unless another committee comprised of members of the Board is designated by the Board to oversee and administer the Plan, provided, that the Committee shall consist of the CFO and two or more members of the Board as the Board may designate from time to time, each of whom shall satisfy such requirements as:

(i)	the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 or its successor under the Exchange Act;

(ii)	the rules of a stock exchange on which the securities of the Company are traded as may be established pursuant to its rule-making authority of such stock exchange; and

(iii)	the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Code Section 162(m).

(h)
"Company" means AMHN, Inc., a Nevada corporation and its subsidiaries.  For purposes of the Plan, any corporation or other entity in which the Company, directly or indirectly, owns a 50% or greater interest at the time shall be deemed a subsidiary.

(i)	"Covered Employee" shall have the meaning given that term by Code Section 162(m) and income tax regulations promulgated thereunder.

(j)
"Disability" means a physical or mental medical condition that prevents the Participant from performing the duties of his or her position with the Company and is likely to last at least twelve months or result in death, as determined by the Committee in its sole discretion.

(k)	"EVA Award" means the award described in Section 11.

(l)	"Exchange Act" means the federal Securities Exchange Act of 1934, as amended.

(m)	"Fair Market Value" means, with respect to the common stock of the Company,

(i)
the closing sale price of such common stock at 4:00  p.m. (Eastern Time) on the principal United States national stock exchange on which the common stock of the Company is traded, as determined by the Committee, or,

(ii)	if the common stock shall not have been traded on such date, the closing sale price on such stock exchange on the first day prior thereto on which the common stock was so traded, or,

(iii)	if the common stock is not traded on a United States national stock exchange, such other amount as may be determined by the Committee by any fair and reasonable means.

Fair Market Value determined by the Committee in good faith shall be final, binding and conclusive on all parties.

(n)	"Incentive Stock Option" means an option to purchase the stock of the Company as described in Code Section 422.

(o)	"LTIPA" means an agreement establishing the terms and conditions for an Award granted under the Plan, including any applicable performance goals.

(p)	"Non-statutory Stock Option" means an option to purchase the stock of the Company which is designated not to be an Incentive Stock Option.

(q)	"Participant" means, subject to the provisions of Section 11 with respect to EVA Awards, a full-time employee of the Company, or a non-employee member of the

Board, a member of an advisory committee, or consultants of the operating company who meets the requirements of Section 4(b).

(r)	"Performance Stock" means the award described in Section 9.

(s)	"Performance Unit" means the award described in Section 10.

(t)	"Plan" means this AMHN, Inc. 2009 Long Term Incentive Compensation Plan.

(u)	"Restricted Stock" means the award described in Section 8.

(v)
"Restricted Stock Unit" means the award described in Section 8, denominated in units, providing a Participant the right to receive payment at a future date after the lapse of restrictions or achievement of performance criteria or other conditions determined by the Committee.

(w)
"Service" means that the Participant’s service with the Company, whether as an employee, adviser, consultant or member of the Board, is not interrupted or terminated. The Participant’s Service shall not be deemed to have been interrupted or terminated merely because of a change in the capacity in which the Participant renders service to the Company as an employee, adviser, consultant or member of the Board or a change in the entity for which the Participant renders such service, provided, that there otherwise is no interruption or termination of the Participant’s Service. For example, a change in status from an employee of the Company to a consultant of an affiliate or a member of the Board will not constitute an interruption of Service. The Committee, in its sole discretion, may determine whether Service shall be considered interrupted in the case of any leave of absence approved by the Company, including sick leave, military leave or any other personal leave.

(x)	"Stock Appreciation Right" or "SAR" means the award described in Section 7.

(y)	"Stock Option" means the award described in Section 6, which may be either an Incentive Stock Option or a Non-statutory Stock Option, as determined by the Committee.

(z)
"Ten Percent Shareholder" means a person who owns (or is deemed to own pursuant to Code Section 424(d)) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (as defined in Code Section 424).

3.           POWERS AND ADMINISTRATION

The Plan shall be administered by the Committee. The Committee shall have the authority to construe and interpret the Plan and any Awards granted thereunder, to establish and amend rules for Plan administration, to change the terms and conditions of options and other Awards at or after grant, and to make all other determinations which it deems necessary or advisable for the administration of the Plan. The determinations of the Committee shall be made in accordance with its judgment as to the best interests of the Company and its stockholders and in accordance with the purposes of the Plan. The Committee may take action by a meeting in which a quorum of the Committee is present. The meeting may be in person, by telephone or in such other manner in which the members of the Committee participating in the meeting may communicate directly with each other. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee, in writing signed by all the Committee members. The Committee shall have the authority to reduce (but not increase) the payouts on such Awards and the Committee shall have the authority to limit (but not waive) the actual performance-based vesting of such Awards, in both cases in its sole discretion. The Committee may prescribe rules and procedures for the administration of the Plan and shall have the authority to delegate ministerial duties to agents for the Committee (and allocate responsibilities among the agents appointed by the Committee for the performance of the ministerial duties) in the administration of the Plan.

4.           ELIGIBILITY AND PARTICIPATION

(a)
Eligibility.  Only employees of the Company, members of the Board, and members of advisory committees of the Company or consultants thereto, who are designated by the Plan or selected by the Committee to participate in the Plan shall be eligible to participate in the Plan.

(b)
Participation.  Each year the CEO shall present to the Committee a list of employees of the Company that the CEO recommends be designated as Participants for an upcoming Performance Period (or a concurrent Performance Period with respect to a newly hired employee of the Company), proposed Awards to such employees, and proposed terms for the LTIPAs for the proposed Awards to such employees. In addition, the CEO may present recommended amendments to any existing LTIPAs and the proposed Phase Level advancement for existing LTIPAs with respect to EVA Awards. The Committee shall consider the CEO’s recommendations and shall determine the Awards, if any, to be granted and the terms of the LTIPAs for such Awards, any amendments to existing LTIPAs (subject to the restrictions on the authority granted to the Committee in Section 3), and Phase Level advancements.

Designation of an employee as a Participant for any Performance Period shall not require the Committee to designate that person to be a Participant or to receive an Award in any Performance Period or to receive the same type or amount of Award as granted to the Participant in such year. Grants of Awards to Participants need not be of the same type or amount and may have different terms.  Employment with the Company prior to completion of or during a Performance Period, or service on the Board or as a member of an advisory committee of the Company and its subsidiaries or consultants thereto, does not entitle the employee, director, consultant or adviser to participate in the Plan or vest in any interest in any Award under the Plan. The Committee shall consider all factors that it deems relevant in selecting Participants and in determining the type and amount of their respective Awards.

5.           AWARDS AVAILABLE

(a)
Types of Awards.  The Awards available under the Plan shall consist of Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Stock, Performance Units, EVA Awards, and other stock or cash awards, as described below.

(b)
Shares Available under the Plan.  There is hereby reserved for issuance under the Plan an aggregate of Twenty-five Million (25,000,000) shares of the Company's common stock. All shares issued under the Plan may be either authorized and unissued shares or issued shares reacquired by the Company. Shares covered by an Award granted under the Plan shall not be counted as used unless and until they are actually issued and delivered to a Participant. Any shares covered by an SAR shall be counted as used only to the extent shares are actually issued to the Participant upon exercise of the right. In addition, any shares of common stock exchanged by an optionee as full or partial payment to the Company of the exercise price under any Stock Option exercised under the Plan, any shares retained by the Company pursuant to a Participant’s tax withholding election, and any shares covered by a Award which is settled in cash shall be added to the shares available for Awards under the Plan. All of the available shares may, but need not be issued pursuant to the exercise of Incentive Stock Options.

(c)
Annual Limit on Total Grants of Restricted Stock, Restricted Stock Units and Performance Stock.  Notwithstanding anything else in this Section 5, the Restricted Stock, Restricted Stock Units and Performance Shares granted under the Plan in any one calendar year shall have annual limits to be determined by the Committee.

(d)
Reversion of Shares.  If there is a lapse, expiration, termination or cancellation of any Stock Option issued under the Plan prior to the issuance of shares thereunder or if shares of common stock are issued under the Plan and thereafter are reacquired by the Company, the shares subject to those options and the reacquired shares shall be added to the shares available for Awards under the Plan.

(e)	Limits on Individual Grants. Under the Plan, no Participant may receive in any calendar year:

(i)	Stock Options relating to more than 300,000 shares,

(ii)	Restricted Stock or Restricted Stock Units that are subject to the attainment of Performance Goals below hereof relating to more than 250,000 shares,

(iii)	Stock Appreciation Rights relating to more than 250,000 shares,

(iv)	Performance Stock relating to more than 500,000 shares, or

(v)	A cash payment under a single Performance Unit Award, a single EVA Award, or other cash bonus exceeding $100,000.

(f)	Adjustments. The shares reserved for issuance and the limitations set forth above shall be subject to adjustment in accordance with Sections 16 and 17 hereof.

6.           STOCK OPTIONS

(a)	Grant of Stock Options. Stock Options may be granted to Participants by the Committee at any time as determined by the Committee.

(b)
Terms of Stock Options.  The Committee shall determine the terms and conditions of each Stock Option, the number of shares subject to the Stock Option, and whether the Stock Option is an Incentive Stock Option or a Non-statutory Stock Option. The option price for each Stock Option shall be determined by the Committee but shall not be less than 100% of the Fair Market Value of the Company’s common stock on the date the Stock Option is granted. Notwithstanding the foregoing, a Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Code Section 424(a).

(c)	Term of Stock Options. Each Stock Option shall expire at such time as the Committee shall determine at the time of grant.

(d)
Exercisability of Stock Options.  Each Stock Option shall be exercisable at such time and subject to such terms and conditions as the Committee shall determine; provided, however, that no Stock Option shall be exercisable later than the tenth anniversary of its grant.  The option price, upon exercise of any Stock Option, shall be payable to the Company in full by (i) cash payment or its equivalent, (ii) tendering previously acquired shares (held for at least six months to the extent necessary to avoid any variable accounting on such option) or purchased on the open market and having a Fair Market Value at the time of exercise equal to the option price, or certification of ownership of such previously-acquired shares, (iii) delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale proceeds from the option shares or loan proceeds to pay the exercise price and any withholding taxes due to the Company, and (iv) such other methods of payment as the Committee, at its discretion, deems appropriate, provided, that payment of the Common Stock's par value shall not be made by deferred payment.

Except as otherwise provided in a LTIPA, in the event the Service of a Participant holding a Stock Option terminates (other than upon the Participant’s death or Disability), the Participant may exercise his or her Stock Option (to the extent that the Participant was entitled to exercise such Stock Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Service (or such longer or shorter period specified in the LTIPA for such Stock Option), or (ii) the expiration of the term of the Stock Option as set forth in the LTIPA. If, after termination, the Participant does not exercise his or her Option within the time specified in the LTIPA, the Stock Option shall thereafter terminate.

(e)
Vesting.  Subject to the provisions of Sections 5(f), 16 and 24, the total number of shares of Common Stock subject to a Stock Option shall be subject to the following vesting provisions of this Subsection 6(e):

(i)	The total number of shares of Common Stock subject to a Stock Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal.

(ii)
The Stock Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate.

(iii)	The vesting provisions of individual Stock Options may vary.

(iv)	The provisions of this Subsection 6(e) are subject to any Stock Option provisions governing the minimum number of shares of Common Stock as to which a Stock Option may be exercised.

(f)
Incentive Stock Option Requirements.  Stock Options granted under the Plan as Incentive Stock Options shall have such terms as required by Code Sections 422 for an Incentive Stock Option, including, but not limited to, the following terms in this Section 6(f).

(i)	Incentive Stock Options shall be granted only to employees of the Company.

(ii)
The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted or one hundred ten percent (110%) in the case of a grant of an Incentive Stock Option to a Ten Percent Shareholder. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Code Section 424(a).

(iii)
The maximum term of an Incentive Stock Option shall be ten years from the date of grant provided that the maximum term of an Incentive Stock Option granted to a Ten Percent Shareholder shall be five years from the date of grant.

(iv)
To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its affiliated corporations) exceeds one hundred thousand dollars ($100,000), the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-statutory Stock Options.

(v)
If any Participant shall make any disposition of shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) calendar days thereof.

(g)
Reduction in Price or Reissuance.  In no event shall the Committee, without first receiving shareholder approval, (a) cancel any outstanding Stock Option for the purpose of reissuing the Stock Option to the Participant at a lower exercise price, or (b) reduce the exercise price of a previously issued Stock Option.

7.           STOCK APPRECIATION RIGHTS

(a)
Stock Appreciation Rights may be granted to Participants at any time as determined by the Committee. An SAR may be granted in tandem with a Stock Option granted under the Plan or on a free-standing basis. The Committee also may, in its discretion, substitute SARs which can be settled only in stock for outstanding Stock Options, at any time when the Company is subject to fair value accounting.

(b)
The grant price of a tandem or substitute SAR shall be equal to the option price of the related option. The grant price of a free-standing SAR shall be equal to the Fair Market Value of the Company’s Common Stock on the date of its grant. An SAR may be exercised upon such terms and conditions and for the term as the Committee in its sole discretion determines to apply to the SAR; provided, however, that the term of the SAR shall not exceed the option term in the case of a tandem or substitute SAR or ten years in the case of a free-standing SAR, and the terms and conditions applicable to a substitute SAR shall be substantially the same as those applicable to the Stock Option which it replaces.

(c)
Upon exercise of an SAR, the Participant shall be entitled to receive payment from the Company in an amount determined by multiplying the excess of the Fair Market Value of a share of Common Stock of the Company on the date of exercise over the grant price of the SAR by the number of shares with respect to which the SAR is exercised. The payment may be made in cash or stock, at the discretion of the Committee, except in the case of a substitute SAR which may be made only in stock.

(d)
In no event shall the Committee, without first receiving shareholder approval, (1) cancel any outstanding SAR for the purpose of reissuing the SAR to the Participant at a lower exercise price, or (2) reduce the exercise price of a previously issued SAR.

8.           RESTRICTED STOCK AND RESTRICTED STOCK UNITS

Restricted Stock and Restricted Stock Units may be awarded or sold to Participants under such terms and conditions as shall be established by the Committee. Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, any of the following:

(a)	a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period;

(b)
a requirement that the holder forfeit (or in the case of shares or units sold to the Participant resell to the Company at cost) such shares or units in the event of termination of employment or other service during the period of restriction; or

(c)
with respect to Restricted Stock, the Award may be conditioned upon the Participant making or not making an election under Code Section 83(b). If the Participant makes an election pursuant to Code Section 83(b), the Participant shall be required to file a copy of the election with the Company within ten (10) calendar days.

All restrictions shall expire at such times as the Committee shall specify.

Except for the restrictions set forth herein and unless otherwise determined by the Committee, the Participant shall have all the rights of a shareholder with respect to shares of Restricted Stock, including but not limited to the right to vote and the right to receive dividends, provided that the Committee, in its sole discretion, may require that any dividends paid on shares of Restricted Stock be held in escrow until all restrictions on the shares have lapsed. With respect to Restricted Stock Units, a Participant shall have no rights of a shareholder until restrictions lapse and underlying shares, if any, are delivered; however, the Committee may provide for the payment of dividend equivalents if so specified in the LTIPA.

Payment of Restricted Stock Units may be made in cash, stock, or a combination of cash and stock, in the Committee’s sole discretion.

To the extent a Restricted Stock Unit Award constitutes "deferred compensation" within the meaning of Code Section 409A, the Committee shall establish LTIPA terms and provisions that comply with Code Section 409A and regulations thereunder.

9.           PERFORMANCE STOCK

The Committee shall designate the Participants to whom long-term performance stock ("Performance Stock") is to be awarded and determine the number of shares, the length of the performance period and the other terms and conditions of each such award; provided the stated performance period will not be less than twelve (12) months. Each award of Performance Stock shall entitle the Participant to a payment in the form of shares of Common Stock of the Company upon the attainment of performance goals and other terms and conditions specified by the Committee.

Notwithstanding satisfaction of any performance goals, the number of shares issued under a Performance Stock Award may be adjusted by the Committee on the basis of such further consideration as the Committee in its sole discretion shall determine. However, the Committee may not, in any event, increase the number of shares earned upon satisfaction of any performance goal by any Participant who is a Covered Employee. The Committee may, in its discretion, make a cash payment equal to the Fair Market Value of shares of Common Stock otherwise required to be issued to a Participant pursuant to a Performance Stock Award.

To the extent a Performance Stock Award constitutes "deferred compensation" within the meaning of Code Section 409A, the Committee shall establish LTIPA terms and provisions that comply with Code Section 409A and regulations thereunder.

10.           PERFORMANCE UNITS

The Committee shall designate the Participants to whom long-term performance units ("Performance Units") are to be awarded and determine the number of units and the terms and conditions of each such award; provided the stated performance period will not be less than twelve (12) months. Each Performance Unit award shall entitle the Participant to a payment in cash upon the attainment of performance goals and other terms and conditions specified by the Committee.

Notwithstanding the satisfaction of any performance goals, the amount to be paid under a Performance Unit Award may be adjusted by the Committee on the basis of such further consideration as the Committee in its sole discretion shall determine. However, the Committee may not, in any event, increase the amount earned under Performance Unit Awards upon satisfaction of any performance goal by any Participant who is a Covered Employee and the maximum amount earned by a Covered Employee in any calendar year may not exceed $250,000. The Committee may, in its discretion, substitute actual shares of Common Stock for the cash payment otherwise required to be made to a Participant pursuant to a Performance Unit Award.

To the extent a Performance Unit Award constitutes “deferred compensation” within the meaning of Code Section 409A, the Committee shall establish LTIPA terms and provisions that comply with Code Section 409A and regulations thereunder.

11.           EVA AWARDS

(a)	Definitions. The following terms shall have the meanings given them below in this Section 11 for purposes of the EVA Awards granted under the Plan.

(i)	"Adjusted Basic Award" means the Basic Award adjusted by the percentage completion of a Target Goal.

(ii)
"Annual Review" means the annual review by the Committee of each LTIPA entered into under the Plan. The review will determine the Phase Level attainment by the Participant, any proposed changes to the LTIPA, evaluate the Participant’s performance during the Performance Period and provides the basis for the Committee’s determination of an individual Award.

(iii)	"Basic Award" means that monetary value set forth in the LTIPA that could form the basis of the Award that may be achieved upon full attainment of the Target Goal.

(iv)
"EVA" means the net operating profit after taxes, as adjusted to eliminate the effect of non-economic elements of generally accepted accounting principles (“NOPAT”), less the weighted average cost of capital employed during the year (“Employed Capital”). The Committee shall have the discretion to adjust NOPAT to include or exclude: (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award that is consistently applied and identified in the audited financial statements, including footnotes, or the Management Discussion and Analysis section of the Company’s annual report.

(v)	"EVA Unit" means the designated unit of EVA identified in the LTIPA.

(vi)	"Payment Cycle" shall mean that period of time over which an Award, if earned, may be paid.

(vii)
"Phase Level" means the level of attainment achieved during a Performance Period towards accomplishment of a Target Goal. The Phase Level shall be determined annually by the Committee based on recommendations from the CEO and is a factor in determining the Award.

(viii)
"Performance Period" means a period of time designated in the LTIPA during which performance under the Plan will be measured and may be a period of at least one year and up to ten years in length and which may overlap, provided that no two Performance Periods under the Plan of equal length shall coincide.

(ix)	"Target Goal" means the EVA objective set forth in the LTIPA.

(b)	Eligibility and Participation. Only the following employees of the Company shall be eligible for an EVA Award. Employees employed by the Company on the last day of the Performance Period, who:

(i)	are specifically designated as Participants in the Plan by the Committee;

(ii)	have been designated to be eligible to receive an EVA Award by the Committee;

(iii)	have executed an LTIPA which is executed by the CEO (or, with respect to the LTIPA of the CEO, a non-employee member of the Committee);

(iv)	have achieved relevant LTIPA performance criteria; and

(v)	have participated in Annual Reviews of the LTIPA during the Performance Period.

(c)
EVA Award.  The EVA Award is the Adjusted Basic Award multiplied by the Phase Level attained by the Participant and a factor the numerator of which is the average of the closing price of the Common Stock of the Company (on the principal stock exchange on which the Company’s Common Stock is traded, as determined by the Company) for the six months preceding the last day of a Performance Period and the denominator is the average closing price of the Common Stock of the Company (on the principal stock exchange on which the Company’s Common Stock is traded, as determined by the Committee) for the six months preceding the execution of a Participant’s LTIPA ("Beginning Stock Price"). The factor so determined shall not be less than one.

The Adjusted Basic Award shall be determined based on the EVA Unit’s and the Participant’s achievement of the Target Goal. At an achievement level of 49.99%, the Adjusted Basic Award is 0% of the Basic Award. The Adjusted Basic Award is the percent of the Target Goal achieved (at 50% or higher) multiplied by the Basic Award, not to exceed 100% of the Basic Award.

(i)
A Participant’s potential Award shall be earned after the last day of a Performance Period and upon the final approval of the Committee of the Award. Portions of the Award are subject to forfeiture during the Payment Cycle as provided in Section 11(d). The Participant shall have no interest in the Award until the final approval of the Committee of the Award.

(ii)
The actual Award granted to a Participant hereunder shall be based upon the Company’s overall performance, the EVA Unit’s overall performance and the Participant’s individual performance and shall be determined by the Committee, in its sole discretion.

(iii)	No Award will be granted if a Participant’s individual performance is unsatisfactory, as determined by the Committee in its sole discretion, upon the advice of the CEO.

(d)
Form and Time of Payment of EVA Award.  The form of payment shall be in stock or cash at the sole discretion of the Committee. The amounts paid under an Award shall be paid to the Participant less applicable federal, state, local income and employment taxes, during the Payment Cycle after the date on which the Award has been approved by Committee (but in no event later than March 15th of the year following the year in which the Award is earned). If the Award is paid in stock, then sufficient shares shall be withheld to meet withholding obligations unless other arrangements have been made by the Participant. The shares to be delivered in payment (including any Deferred Award Payments as provided below) shall be valued at the average price for the five (5) trading days prior to the date of payment to the Participant.

(i)
The Committee shall have the authority to approve, reduce or eliminate any potential EVA Award and portions thereof. The Payment Cycle shall commence on the date that an EVA Award is approved by the Committee and shall extend for twenty-four (24) months after the end of the Performance Period.

(ii)
As provided in the LTIPA for the EVA Award, the Committee shall determine in its discretion what portion, if any, of one-half of the potential EVA Award shall be paid initially to a Participant (“Initial Award Payment”). The amount of the Initial Award Payment to be paid shall be paid as soon as administratively practicable after approval by the Committee of the EVA Award (but in no event later than March 15th of the year following the year in which the EVA Award is earned).

(iii)
The Committee shall determine in its discretion what portion of the remaining half of the potential EVA Award shall be paid to a Participant ("Deferred Award Payment"). Except as otherwise provided in the LTIPA for the EVA Award (as determined by the Committee in its sole discretion), Deferred Award Payments shall not be vested or earned until the conditions for payment set forth below or in the LTIPA for the EVA Award under which the Deferred Award Payment would be paid. The amount of the Deferred Award Payment that may be paid to the Participant shall be subject to the following forfeiture provisions in this Section 11(d)(iii):

(1)
One-half of the approved Deferred Award Payment shall be paid twelve (12) months after the end of the Performance Period and one-half of the approved Deferred Award Payment shall be paid twenty-four (24) months after the end of the Performance Period subject to the following forfeiture provisions.

(2)
As provided in the Participant’s LTIPA for the EVA Award, (A) failure of the EVA Unit to achieve the same level of the Target Goal as was obtained during the Performance Period in the twelve (12) months following the Performance Period will result in forfeiture of one-half of the Deferred Award Payment, and (B) failure of the EVA Unit to achieve the Target Goal in the twelve (12) months beginning twelve (12) months after the ending of the Performance Period and ending twenty-four (24) months after the end of the Performance Period will result in the forfeiture of one-half of the Deferred Award Payment. Payment of a portion of the Deferred Award Payment, if applicable, shall be made as soon as administratively practicable following the end of the applicable twelve (12) month period (but in no event later than March 15th of the year following the year in which the applicable twelve (12) month period ends).

(3)
Among other conditions to be included in a Participant’s LTIPA, the Committee may require a Participant who is eligible to receive a Deferred Award Payment to remain in employment with the Company or its subsidiary through the payment date as a condition for such payment.

(e)	Disability, Death and Other Terminations

(i)
In the event of the termination of a Participant’s employment due to his or her Disability or death, such Participant (or the Participant’s probate estate, in the event of his or her death) may receive payment of an EVA Award, consistent with the terms of the Plan, subject to the terms of the LTIPA for the EVA Award and at the sole discretion of the Committee. Any such Award shall be determined and paid in accordance with the regular procedures of the Plan.

(ii)
In the event of the Participant’s death, should an EVA Award be approved under Section 11(e)(i), such EVA Award shall be paid in cash or stock, less applicable federal, state, and local income and employment taxes, on the normal EVA Award payout date and subject to the terms of forfeiture, to the Participant’s estate, or to the person or persons who have acquired, by will or by the laws of descent and distribution or by other legal proceedings, the right to such Award, in the determination and discretion of the Committee.

(iii)
In the event of the termination of a Participant’s employment for reasons other than his or her Disability or death, such Participant’s right to receive an EVA Award, if any, shall be determined by the following terms in this Section 11(e)(iii):

(1)	If the Participant’s employment is terminated during the Performance Period for the EVA Award, then the Participant shall not be eligible to any payment under the EVA Award.

(2)
If the Participant’s employment is terminated following the Performance Period for the EVA Award and the Committee has approved the payment of the EVA Award to the Participant, then the EVA Award shall be paid to the Participant subject to the conditions for the payment of the EVA Award (including the achievement of the Company’s Target Goals during the two 12-month periods following the Performance Period required for the payment of the Deferred Award Payments set forth in Section 11(d)). Any payment made pursuant to this Subsection shall be made no later than March 15th of the year following the year in which the EVA Award or Deferred Award Payment is no longer subject to a substantial risk of forfeiture.

(f)
No Reallocation of EVA Awards.  In no event may the portion of the potential EVA Award allocated to a Participant be increased in any way, including as a result of the reduction of any other Participant’s allocated portion.

12.           CASH BONUS AWARDS

The Committee may designate the employees of the Company who are eligible to receive a cash bonus payment in any calendar year based on an incentive pool to be determined by the Committee. The Committee shall allocate an incentive pool percentage to each designated Participant for each calendar year.

As soon as possible after the determination of the incentive pool for a calendar year, the Committee shall calculate the Participant’s allocated portion of the incentive pool based upon the percentage established at the beginning of the calendar year.  The Participant’s incentive award then shall be determined by the Committee based on the Participant’s allocated portion of the incentive pool subject to adjustment in the sole discretion of the Committee.  Unless otherwise specified by the Committee in writing in compliance with Code Section 409A, incentive awards shall be paid no later than March 15th of the year following the year in which the incentive award is earned.  In no event may the portion of the incentive pool allocated to a Participant be increased in any way, including as a result of the reduction of any other Participant’s allocated portion.

13.           OTHER STOCK OR CASH AWARDS

In addition to the incentives described in Sections 6 through 12 above, the Committee may grant other incentives payable in cash or in Common Stock under the Plan as it determines to be in the best interests of the Company and subject to such other terms and conditions as it deems appropriate.

14.           PERFORMANCE GOALS

Except as provided with respect to EVA Awards, cash bonus Awards and awards of Restricted Stock, Restricted Stock Units, Performance Stock, Performance Units and other incentives under the Plan may be made subject to the attainment of performance goals relating to any one or more business criteria within the meaning of Code Section 162(m), including, but not limited to, cash flow; cost; ratio of debt to debt plus equity; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; operating earnings; economic value added; ratio of operating earnings to capital spending; free cash flow; net profit; net sales; sales growth; price of the Company's Common Stock; return on net assets, equity or stockholders’ equity; market share; or total return to stockholders ("Performance Criteria"). Any one or more Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index.

Any Performance Criteria may include or exclude Special Items. Special Items shall include (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an award that is consistently applied and identified in the audited financial statements, including footnotes, or the Management Discussion and Analysis section of the Company’s annual report.

With respect to Awards subject to Performance Criteria, the Committee shall have the authority to reduce the payouts on such Awards and shall have the authority to limit or waive the actual performance-based vesting of such Awards in its sole discretion.

15.           DEFERRAL OF PAYMENT ON AWARDS

Subject to the provisions of Code Section 409A and any regulatory guidance promulgated thereunder, a Participant and the Company may enter into an agreement under which the payment of amounts payable under a vested Award shall be deferred on terms and conditions to be established by the Participant and the Company.

16.           ADJUSTMENT PROVISIONS

(a)
If the Company shall at any time change the number of issued shares of Common Stock by stock dividend, stock split, spin-off, split-off, spin-out, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, the total number of shares reserved for issuance under the Plan, the maximum number of shares that may be made subject to an Award or all Awards in any calendar year, and the number of shares covered by each outstanding Award and the price therefor, if any, shall be equitably adjusted by the Committee, in its sole discretion.

(b)
In the event of any merger, consolidation or reorganization of the Company with or into another corporation that results in the outstanding Common Stock of the Company being converted into or exchanged for different securities, cash or other property, or any combination thereof, the Company shall have the authority to provide in the controlling agreement for such transaction (i) that there shall be substituted, as determined by the Committee in its discretion, for each share of Common Stock then subject to an Award granted under the Plan, the number and kind of shares of stock, other securities, cash or other property to which holders of Common Stock of the Company will be entitled pursuant to the transaction, (ii) that the acquiring or surviving corporation in the transaction shall assume the outstanding Awards under the Plan (which may be exercisable into the securities of the acquiring or surviving corporation), (iii) that all unexercised Awards shall terminate immediately prior to such transaction unless exercised prior to the closing of the transaction, or (iv) a combination of the foregoing.

17.           SUBSTITUTION AND ASSUMPTION OF AWARDS

Without affecting the number of shares reserved or available hereunder, the Board or the Committee may authorize the issuance of Awards under the Plan in connection with the assumption of, or substitution for, outstanding Awards previously granted to individuals who become employees of the Company as a result of any merger, consolidation, acquisition of property or stock, or reorganization other than a Change in Control, upon such terms and conditions as the Committee may deem appropriate.

18.           TRANSFERABILITY

Each Award granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution and each Stock Option and SAR shall be exercisable during the Participant’s lifetime only by the Participant or, in the event of Disability, by the Participant’s personal representative. In the event of the death of a Participant, exercise of any Award or payment with respect to any Award shall be made only by or to the executor or administrator of the estate of the deceased Participant or the person or persons to whom the deceased Participant’s rights under the Award shall pass by will or the laws of descent and distribution.

19.           TAXES

The Company shall be entitled to withhold the amount of any tax attributable to any amounts payable or shares deliverable under the Plan, after giving the person entitled to receive such payment or delivery notice and the Company may defer making payment or delivery as to any award, if any such tax is payable until indemnified to its satisfaction. A Participant may pay all or a portion of any required withholding taxes arising in connection with the exercise of a Stock Option or SAR or the receipt or vesting of shares hereunder by electing to have the Company withhold shares of Common Stock, having a fair market value equal to the amount required to be withheld.

20.           OTHER PROVISIONS

(a)	The grant of any Award under the Plan may also be subject to other provisions (whether or not applicable to the Award awarded to any other Participant) as the Committee determines appropriate, including provisions intended to comply with federal or state securities laws and stock exchange requirements, understandings or conditions as to the Participant’s employment or other service, requirements or inducements for continued ownership of Common Stock after exercise or vesting of Awards, forfeiture of awards in the event of termination of employment or other service shortly after exercise or vesting, or breach of non-solicitation, non-disparagement, non-competition or confidentiality agreements following termination of employment or other service, or provisions permitting the deferral of the receipt of a Award for such period and upon such terms as the Committee shall determine.

(b)
In the event any Award under the Plan is granted to an employee, member of the Board, or adviser who is employed or providing services outside the United States and who is not compensated from a payroll maintained in the United States, the Committee may, in its sole discretion, modify the provisions of the Plan or adopt appendices and/or sub-plans as they pertain to such individuals as may be necessary or desirable to comply with applicable law, regulation or accounting rules to assure the viability of the benefits from Awards granted to such individuals and to meet the objective of the Plan.

(c)
The Committee, in its sole discretion, may permit or require a Participant to have amounts or shares of Common Stock that otherwise would be paid or delivered to the Participant as a result of the exercise or settlement of an award under the Plan credited to a deferred compensation or stock unit account established for the Participant by the Committee on the Company’s books of account.

(d)
As a condition for the receipt of stock Awards under the Plan, a Participant shall agree to be bound by the employment policies of the Company (or other applicable policies) pertaining to the securities of the Company, including, but not limited to, the insider trading restrictions of the Company.

21.           NO RESERVE OR TRUST

Nothing contained in the Plan shall require the Company to segregate any monies from its general funds, or to create any trust or make any special deposit in respect of any amounts payable under the Plan to or for any Participant or group of Participants. All amounts payable under the Plan shall be paid out of the general funds of the Company.

22.           NO RIGHT TO ASSIGN

No right or interest of any Participant in the Plan or in any unpaid Award shall be assignable or transferable in whole or in part, either voluntarily or by operation of law or otherwise, or be subject to payment of debts of any Participant by execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner.

23.           NO EMPLOYMENT OR SIMILAR RIGHTS CONFERRED

Nothing contained in the Plan or any Award shall confer upon any employee, director or adviser any right with respect to continuation of employment or other service with the Company in any capacity or interfere in any way with the right of the Company to terminate an employee’s employment or a director’s or adviser’s service at any time or guarantee any right of participation in any other employee benefit or compensation plan of the Company.

24.           SUCCESSORS AND MERGERS, CONSOLIDATIONS OR CHANGE IN CONTROL

The terms and conditions of the Plan shall inure to the benefit of and bind the Company, the Participants, their successors, assignees, and personal representatives. If a Change of Control occurs, then the Plan shall immediately terminate.

Except as otherwise provided in an LTIPA, upon a Change in Control of the Company, the Committee, in its sole discretion, may (but shall not be required to) make all outstanding Stock Options and SARs fully vested and exercisable, all restrictions on Restricted Stock and Restricted Stock Units terminated, all performance goals deemed achieved at target levels and all other terms and conditions met, and deliver all Performance Stock, and pay out all Performance Units and Restricted Stock Units.

The Committee shall in its sole discretion determine the status of achievement of a particular Target Goal and shall specify an Adjusted Basic Award based upon its determination of achievement of the performance goals under the Awards as of the Change in Control (“Change in Control Award”). A Change in Control Award shall be modified as outlined below and shall be paid 30 days after the consummation of the Change in Control. Any Deferred Award payments outstanding upon a Change in Control shall be paid within 30 days after the Change in Control.

In the event of a Change in Control, all EVA Awards or cash Awards shall be paid on a pro-rated basis (as determined by the Committee) based on the portion of the Performance Goals achieved under the EVA Awards or cash Awards as of the date of the Change in Control, subject to the discretion of the Committee to reduce the EVA Awards. Pro-rated EVA Awards or cash Awards shall be paid within 30 days after the Change in Control.

25.           GOVERNING STATE LAW AND COMPLIANCE WITH SECURITIES LAWS

(a)
The Plan and any actions taken in connection herewith shall be governed by and construed in accordance with the laws of the state of Nevada (without regard to applicable Nevada principles of conflict of laws).

(b)
The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any stock Award or any Common Stock issued or issuable pursuant to any such stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such stock Awards unless and until such authority is obtained.

26.           DURATION, AMENDMENT AND TERMINATION

The Board or the Committee may amend, suspend, terminate or reinstate the Plan from time to time or terminate the Plan at any time. However, no such action shall reduce the amount of any existing Award (subject to the reservation of the authority of the Committee to reduce payments on Awards) or change the terms and conditions thereof without the Participant’s consent. No amendment of the Plan shall be made without stockholder approval to the extent stockholder approval is expressly required under applicable rules and regulations of the Securities and Exchange Commission, the applicable rules of a stock exchange on which the securities of the Company are traded as may be established pursuant to its rule-making authority of such stock exchange, and the rules and regulations of the Internal Revenue Service for plans intended to qualify for the performance-based exemption under Code Section 162(m).

Neither the Board nor the Committee may cancel an Award once the Award has been granted by the Committee, including any Deferred Award Payments. Each year on the anniversary of the LTIPAs, the CEO shall present to the Committee any recommendations for changes in the Plan or in the LTIPAs previously approved by the Committee (subject to the restrictions on the grant of authority to the Committee in Section 3).

27.           SHORT-TERM DEFERRAL; DEFERRED COMPENSATION

(a)
Short-Term Deferral.  To the extend an Award constitutes nonqualified deferred compensation subject to Code Section 409A and it has not been designed to comply with Code Section 409A, in order to be exempt from Code Section 409A pursuant to Treasury Regulation Section 1.409A-1(b)(4), payment of the Award shall be made no later than the later of (i) the date that is 2 ½ months from the end of the Participant's first taxable year in which the amount is no longer subject to a substantial risk of forfeiture, or (ii) the date that is 2 ½ months from the end of the Company's first taxable year in which the amount is no longer subject to a substantial risk of forfeiture.

(b)
Deferred Compensation.  Notwithstanding any provision in the Plan or any LTIPA to the contrary, to the extent an Award (i) constitutes "deferred compensation" within the meaning of Code Section 409A, (ii) is not exempt from the application of Code Section 409A and (iii) is payable to a specified employee (as determined in accordance with Code Section 409A(a)(2)(B) and applicable regulations) due to separation from service (as such term is defined under Code Section 409A), payment shall be delayed for a minimum of six (6) months from the date of such separation from service.

If any Award granted under the Plan is considered deferred compensation as defined under Code Section 409A, and if the Plan or the terms of an Award fail to meet the requirements of Code Section 409A with respect to such Award, then such Award shall remain in effect and be subject to taxation in accordance with Code Section 409A. In this circumstance, the Committee may accelerate distribution or settlement of an Award in accordance with Code Section 409A. The Company shall have no liability for any tax imposed on a Participant under Code Section 409A, and if any tax is imposed on a Participant, the Participant shall have no recourse against the Company for payment of any such tax. Notwithstanding the foregoing, if any modification of an Award causes the Award to be deferred compensation under Code Section 409A, the Committee may rescind such modification in accordance with Code Section 409A.

28.           SECTION 162(m)

The Plan is designed and intended, and all provisions shall be construed in a manner, to comply, to the extent applicable, with Code Section 162(m) and the regulations thereunder. To the extent permitted by Code Section 162(m), the Committee shall have sole discretion to reduce, eliminate or defer payment of the amount of any Award which might otherwise become payable upon meeting Performance Criteria.

29.           SEVERABILITY

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected.

30.           EFFECTIVE DATE AND TERM OF THE PLAN

The Plan shall continue for a term of ten (10) years from the date of its adoption.  The Plan was originally adopted by the Company's Board of Directors on September 25, 2009, subject to stockholder approval. On March 28, 2010, the Company's Board of Directors and a majority of its stockholders approved a revision to the Plan to increase the number of available shares to 1,500,000 shares.  On July 18, 2011, pursuant to an Agreement and Plan of Merger between the Company and VitaMedMD, LLC, the Company's Board of Directors and a majority of its stockholders approved a revision to the Plan to increase the number of available shares to 25 million shares.  The effective date of the revision will be August 29, 2011.

VITAMEDMD, LLC
FINANCIAL STATEMENTS
FOR YEARS ENDED DECEMBER 31, 2010 AND 2009

Parks & Company, LLC
Certified Public Accountants & Consultants
1761 W. Hillsboro Boulevard, Suite 326
Deerfield Beach, FL 33442	Phone (954) 719-7569
www.parkscpas.com	Fax (954) 719-3704

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Members’of VitamedMD, LLC

We have audited the accompanying balance sheets of VitamedMD, LLC as of December 31, 2010 and 2009, and the related statements of operations, changes in members’ equity and cash flows for each of the years in the two-year period ended December 31, 2010.  VitamedMD, LLC’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of VitamedMD, LLC as of December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note O to the financial statements, the Company has not yet established profitable operations and has incurred significant losses since inception.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans regarding these matters are also described in Note O.  The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Parks & Company, LLC

Deerfield Beach, Florida July 15, 2011

1

VITAMEDMD, LLC
BALANCE SHEETS

	December 31, 2010	December 31, 2009
ASSETS
CURRENT ASSETS
Cash	$422,939	$123,429
Accounts receivable	11,812	5,804
Inventory	618,069	163,386
Prepaid expense	6,292	169,895

TOTAL CURRENT ASSETS	1,059,112	462,514

PROPERTY AND EQUIPMENT
Website costs	65,791	51,850
Equipment	30,837	20,500
Furniture and fixtures	26,219	23,149
	122,847	95,499
Less accumulated depreciation and amortization	(26,655)	(3,872)

NET PROPERTY AND EQUIPMENT	96,192	91,627

OTHER ASSETS
Deposits	31,949	21,263
Intangible assets, net of accumulated amortization	10,000	10,000

TOTAL OTHER ASSETS	41,949	31,263

TOTAL ASSETS	$1,197,253	$585,404

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$232,842	$101,774

TOTAL CURRENT LIABILITIES	232,842	101,774

MEMBERS' EQUITY	964,411	483,630

TOTAL LIABILITIES AND MEMBERS' EQUITY	$1,197,253	$585,404

The accompanying notes are an intregral part of these financial statements

2

VITAMEDMD, LLC
STATEMENT OF OPERATIONS

	Year Ended December 31,
	2010	2009

SALES	$1,241,921	$221,192
COST OF SALES	556,390	205,097

GROSS PROFIT	685,531	16,095

OPERATING EXPENSES
General and administration	3,650,959	1,282,273
Research and development	65,402	23,343
Depreciation and amortization	22,783	3,740
Total operating expenses	3,739,144	1,309,356

Loss from operations	(3,053,613)	(1,293,261)

OTHER INCOME
Miscellaneous income	-	4,753

NET LOSS	$(3,053,613)	$(1,288,508)

The accompanying notes are an intregral part of these financial statements

3

VITAMEDMD, LLC
STATEMENT OF CHANGES IN MEMBERS' EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	Member	Members	Other	Accumulated
	Units	Contributions	Equity	Deficit	Total

Balance December 31, 2008	20,000,000	$20,000	$-	$(13,979)	$6,021

Members' units sold for cash	12,194,594	1,569,950	-	-	1,569,950
Unit options granted for services	-	-	18,905	-	18,905
Unit based compensation	-	-	177,262	-	177,262

Net loss for the year ended December 31, 2009	-	-	-	(1,288,508)	(1,288,508)

Balance December 31, 2009	32,194,594	1,589,950	196,167	(1,302,487)	483,630

Members' units sold for cash	13,011,688	3,193,000	-	-	3,193,000
Less: Syndication Costs	-	-	(22,356)	-	(22,356)
Unit options granted for services	-	-	184,469	-	184,469
Unit based compensation	-	-	179,281	-	179,281

Net loss for the year ended December 31, 2010	-	-	-	(3,053,613)	(3,053,613)

Balance December 31, 2010	45,206,282	$4,782,950	$537,561	$(4,356,100)	$964,411

The accompanying notes are an intregral part of these financial statements

4

VITAMEDMD, LLC
STATEMENT OF CASH FLOWS

	Year Ended December 31,
	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(3,053,613)	$(1,288,508)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation and amortization	22,783	3,740
Unit based compensation and consultant expense	363,750	196,167
(Increase) decrease in operating assets:
Accounts receivable	(6,008)	(5,804)
Inventory	(454,683)	(163,386)
Prepaid expense	163,603	(169,895)
Deposits	(10,686)	(21,263)
Increase (decrease) in operating liabilities:
Accounts payable and accrued expenses	131,067	101,774

CASH USED IN OPERATING ACTIVITIES	(2,843,787)	(1,347,175)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(27,348)	(91,539)
Patent costs	-	(10,000)

CASH USED IN INVESTING ACTIVITIES	(27,348)	(101,539)

CASH FLOWS FROM FINANCING ACTIVITIES

Member contributions	3,170,645	1,569,950

CASH PROVIDED BY FINANCING ACTIVITIES	3,170,645	1,569,950

NET INCREASE IN CASH	299,510	121,236

Cash, beginning of year	123,429	2,193

Cash, end of year	$422,939	$123,429

Supplemental Disclosure of Cash Flow Information:
Cash Paid for Taxes	$-	$-
Cash Paid for Interest	$-	$-

The accompanying notes are an intregral part of these financial statements

5

VITAMEDMD, LLC
NOTES TO FINANCIAL STATEMENTS
As of December 31, 2010 and 2009

NOTE A - ORGANIZATION AND NATURE OF BUSINESS

Business Activity - VitaMedMD, LLC was formed in the State of Delaware in 2008 for the purpose of providing pharmaceutical quality dietary supplements and nutritional products that are uniquely developed and improved through consultative feedback and advice from a broad range of physicians and their patients.  During 2010 and 2009, the majority of sales were in the State of Florida.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition - The Company recognizes revenue on arrangements in accordance with FASB Accounting Standards Codification “ASC” No. 605, Revenue Recognition. Revenue is recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed and collectability is reasonably assured.  The Company generates revenue by sales of products primarily to retail consumers.  The Company’s policy is to recognize revenue from product sales upon shipment, when the rights of ownership and risk of loss have passed to the consumer. Outbound shipping and handling fees are included in sales and are billed upon shipment.  Shipping expenses are included in cost of sales.

The majority of the Company’s sales are paid with credit cards and the Company usually receives the cash settlement in two to three banking days.  Credit card sales minimize accounts receivable balances relative to sales. The Company reviews the accounts receivable for uncollectible accounts and credit card charge-backs by analyzing historical bad debts and current economic trends.  At December 31, 2010 and 2009, the Company believes all accounts receivable are collectible and has not recorded an allowance for doubtful accounts.

Returns Policy - The Company provides an unconditional thirty day money-back return policy for all products.  Total returns were $13,734 and $3,582 for the years ended December 31, 2010 and 2009, respectively.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents - For purposes of the statements of cash flows, the Company considers all short-term securities purchased with a maturity of three months or less to be cash equivalents.

Property and Equipment - Property and equipment are stated at cost.  The additions and betterments are capitalized and expenditures for repairs and maintenance are expensed in the period incurred.  Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the related assets, which range from 3 to 40 years.  Depreciation and amortization expense totaled $22,783 and $3,740 for the years ended December 31, 2010 and 2009 respectively.

Website Development Costs - The Company has adopted the provisions of FASB Accounting Standards Codification No. 350 Intangible-Goodwill and Other.  Costs incurred in the planning stage of a website are expensed, while costs incurred in the development stage are capitalized and amortized over the estimated three year life of the asset. Amortization of website development costs totaled $17,678 and $1,431 for the years ended December 31, 2010 and 2009 respectively.

Intangible Assets - Intangible assets consist of capitalized patent costs, net of accumulated amortization.

Patent costs include legal costs incurred for a patent application. Once the patent is granted, the Company will amortize the capitalized patent costs over the remaining life of the patent using the straight-line method. If the patent is not granted, the Company will write-off any capitalized patent costs at that time.

6

VITAMEDMD, LLC
NOTES TO FINANCIAL STATEMENTS
As of December 31, 2010 and 2009

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Intangible Assets (Continued)

Intangible assets are reviewed annually for impairment or when events or circumstances indicate that their carrying amount may not be recoverable.

There was no amortization expense related to patent costs for the years ended December 31, 2010 and 2009 as the patent has not yet been granted.

Advertising - The Company expenses advertising costs when incurred.  Advertising expense totaled $25,698 and $400 during the years ended December 31, 2010 and 2009 respectively.

Paid Time Off Policy - The Company allows full-time employees to receive compensation for paid time off.  Paid time off (PTO) hours accrue at various rates based on the employee’s length of service and are capped at a maximum of 200 hours per employee.  The estimated paid time off is based on hours of paid time off earned at current pay rates and is recognized in payroll and related expenses.  The balances for paid time off were $24,208 and $0 at December 31, 2010 and 2009 respectively.

Income Taxes - The Company, with the consent of its members, elected to be treated, under the provisions of the Internal Revenue Code, as a partnership.  Under such provisions, in lieu of corporate income taxes, the members are taxed on the Company’s taxable income.  Therefore, no provision or liability for income taxes is included in the accompanying financial statements.

Unit-Based Compensation - In December 2004, the FASB issued FASB Accounting Standards Codification No. 718, Compensation – Stock Compensation.  Under FASB Accounting Standards Codification No. 718, companies are required to measure the compensation costs of unit-based compensation arrangements based on the grant-date fair value and recognize the costs in the financial statements over the period during which employees are required to provide services. Unit-based compensation arrangements include unit options, restricted share plans, performance-based awards, share appreciation rights and employee share purchase plans.  As such, compensation cost is measured on the date of grant at their fair value.  Such compensation amounts, if any, are amortized over the respective vesting periods of the option grant.  The Company applies this statement prospectively and uses the Black-Scholes option pricing model which requires the input of highly complex and subjective variables including the expected life of options granted and the Company’s expected stock price volatility over a period equal to or greater than the expected life of the options.

Equity instruments (“instruments”) issued to other than employees are recorded on the basis of the fair value of the instruments, as required by FASB Accounting Standards Codification No. 718.  FASB Accounting Standards Codification No. 505, Equity Based Payments to Non-Employees defines the measurement date and recognition period for such instruments.  In general, the measurement date is when either a (a) performance commitment, as defined, is reached or (b) the earlier of (i) the non-employee performance is complete or (ii) the instruments are vested. The measured value related to the instruments is recognized over a period based on the facts and circumstances of each particular grant as defined in the FASB Accounting Standards Codification.

Research and Development Expenses - Research and development expenditures, which are expensed as incurred, totaled $65,402 and $23,343 during the year ended December 31, 2010 and 2009 respectively.

7

VITAMEDMD, LLC
NOTES TO FINANCIAL STATEMENTS
As of December 31, 2010 and 2009

NOTE C - RECENT ACCOUNTING PRONOUNCEMENTS

In June 2009, the FASB issued Accounting Standards Codification (“ASC”) No. 105, GAAP. The FASB Accounting Standards Codification (“Codification”) has become the single source of authoritative nongovernmental U.S. generally accepted accounting principles. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. FASB ASC No. 105 is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards are superseded as described in FASB ASC No. 105. All other accounting literature not included in the Codification is non-authoritative. The Codification does not change or alter existing GAAP and, therefore, did not have an impact on the Company’s financial position, results of operations or cash flows.

In June 2009, the FASB issued FASB Accounting Standards Codification (“ASC”) No. 810, Consolidation.  FASB Accounting Standards Codification No. 810 improves financial reporting by enterprises involved with variable interest entities.  FASB ASC No. 810 is effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter.   The adoption of ASC No. 810 did not have an impact on the Company’s financial position, results of operations or cash flows.

NOTE D - INVENTORIES

Inventories represent packaged nutritional products and supplements which are valued at the lower of cost or market using the average cost method.

NOTE E - OPERATING LEASE

The Company leases administrative and distribution facilities in Boca Raton, Florida pursuant to a forty-five month non-cancelable operating lease expiring in 2013.  The lease stipulates, among other things, base monthly rents of $5,443 plus the Company’s share of monthly estimated operating expenses of $3,500 and sales tax.  The lease contains one renewal option for an additional two-year period.

Future minimum rental payments due under the lease are as follows:

Year Ending December 31,	Amount
2011	$109,721
2012	111,725
2013	56,601
2014 – 2015	-
$278,047

The rental expense related to this lease totaled $116,175 and $19,517 for the years ended December 31, 2010 and 2009.

NOTE F - CONCENTRATIONS OF CREDIT RISK

Cash in bank accounts may from time to time exceed federally insured limits.  The Company has not experienced any losses on such accounts. At December 31, 2010 and 2009, the Company had cash of approximately $266,623 and $0, respectively, in excess FDIC insurance limits.

8

VITAMEDMD, LLC
NOTES TO FINANCIAL STATEMENTS
As of December 31, 2010 and 2009

NOTE G - RETIREMENT PLAN

The Company has a defined contribution plan covering substantially all employees.  The plan provides that eligible employees may make voluntarily contributions up to the maximum allowed by the Internal Revenue Code.  The Company matches employee contributions up to 3% of their compensation and 50% of contributions in excess of 3% of the employee’s salary to a maximum of 5% of the employee’s compensation.  In addition, the plan provides for additional profit sharing contributions at the discretion of the Company.  Employees are immediately vested in matching contributions while discretionary profit sharing contributions are 100% vested in year six.  The Company made contributions totaling $1,790 during the year ended December 31, 2009.  The plan was cancelled when the Company changed payroll service providers during August 2009.

NOTE H - RELATED PARTY TRANSACTIONS

On January 1, 2009, the Company issued 4,072,000 options at an exercise price of $0.125 per share in accordance with two employee agreements with Officers of the Company and a Director for services. These options expire on December 31, 2018. These options were valued at an aggregate fair value of $463,739 using the Black Scholes Options Pricing Model with the following assumptions: expected life of 5 years, volatility of 150%, zero expected dividends and a discount rate of  2.02%.

On May 1, 2010, the Company issued 360,000 options at an exercise price of  $0.23 per share to four Directors and an officer for services. These options expire on April 30, 2020. These options were valued at an aggregate fair value of $67,135 using the Black Scholes Options Pricing Model with the following assumptions: expected life of 3 years, volatility of 150%, zero expected dividends and a discount rate of 1.51%.

On August 1, 2010, the Company issued 75,000 options at an exercise price of $0.23 per share to a Director for services. These options expire on July 31, 2020. These options were valued at an aggregate fair value of $13,958 using the Black Scholes Options Pricing Model with the following assumptions: expected life of 3 years, volatility of 150%, zero expected dividends and a discount rate of 0.94%.

On September 1, 2010, the Company issued 600,000 options at an exercise price of $0.25 per share to a Officer of the Company for services performed. These options expire on August 31, 2020. These options were valued at an aggregate fair value of $136,456 using the Black Scholes Options Pricing Model with the following assumptions: expected life of 5 years, volatility of 150%, zero expected dividends and a discount rate of 1.41%.

These option grants to related parties resulted in unit based compensation of $212,847 and $154,579 being recognized for the years ended December 31, 2010 and 2009, respectively.

The Company transacted with certain related parties during the years ended December 31, 2010 and 2009.  Affiliation is through common ownership and control recognizing interfamily attribution.  Net receivable and payable balances and transactions with related parties as of December 31, 2010 and 2009 are as follows:

	2010	2009
Accounts Receivable:
Board Member	$79	$1,354

Sales:
Board Member	$25,269	$12,303

9

VITAMEDMD, LLC
NOTES TO FINANCIAL STATEMENTS
As of December 31, 2010 and 2009

NOTE I - LIMITED LIABILITY COMPANY

Since the Company is a limited liability company, no member, manager, agent, or employee of the Company shall be personally liable for the debts, obligations, or liabilities of the Company, whether arising in contract, tort, or otherwise, or for the acts or omissions of any other member, director, manager, agent, or employee of the Company, unless the individual has signed a specific personal guarantee.

NOTE J - INCOME TAXES

The Company has adopted FASB Accounting Standards Codification (“ASC”) 740-10 which clarifies the accounting and recognition for income tax positions taken or expected to be taken in the Company’s income tax returns.  The Company adopted the standard in 2009.  The Company’s income tax filings are subject to audit by various taxing authorities.  The Company’s audit period is open for a period of three years.  In evaluating the Company’s tax provisions and accruals, future taxable income, and the reversal of temporary differences, interpretations, and tax planning strategies are considered.  The Company believes their estimates are appropriate based on current facts and circumstances.

NOTE K - FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company’s financial instruments are cash, accounts receivable, accounts payable and accrued expenses. The recorded values of cash, accounts receivable, accounts payable and accrued expenses approximate their fair values based on their short-term nature.

NOTE L - BUSINESS CONCENTRATIONS

The Company purchases its products from several suppliers with approximately 93% and 97% coming from one supplier for the period ending December 31, 2010 and 2009, respectively.

NOTE M – MEMBER’S EQUITY

On April 30, 2010, the Company’s Board of Directors approved a 2 for 1 split of its units.  As a result, members of record at the close of business on April 21, 2010 received two units for each unit held.  Units and per unit data for prior periods have been restated to reflect the split as if it occurred at the beginning of the earliest period presented.

At December 31, 2010 and 2009, the Company was authorized to issue 60,000,000 and 50,000,000 Units respectively.

During the year ending December 31, 2009, the Company issued 12,194,594 units for cash of $1,569,950.

During the year ending December 31, 2010, the Company issued 13,011,688 units for cash of $3,193,00.  In connection with the purchase agreements, certain Members were issued anti-dilution warrants. The provisions of these warrants provides for the an adjustment in both the number of Units to be issued and the exercise price of the warrant.  The adjustment will be triggered if there are Units issued at a price lower than $0.2305 per unit and will stay in effect till the earlier of a) 10th anniversary, b) all warrants are exercised, c) an IPO, d) liquidity event, or e) an agreement between the Company and the holders to terminate this provision.

In connection with the unit issuances, the Company incurred $22,356 and $0 in legal expenses classified as syndication costs as of December 31, 2010 and 2009, respectively.

10

VITAMEDMD, LLC
NOTES TO FINANCIAL STATEMENTS
As of December 31, 2010 and 2009

NOTE N - UNIT OPTION PLAN

During 2008, the Company established a unit option plan.  The plan is administered by the Board of Directors of the Company.  The Board may grant options to purchase units of the authorized but unissued units of the Company as nonqualified unit options or incentive unit options.  The Board, in its sole discretion, shall determine to whom options are granted.  As of December 31, 2010, the maximum number of units that may be issued pursuant to options under the plan shall be 8,000,000 units.

The Company made numerous grants during the years ended December 31, 2010 and 2009.  Using the Black-Scholes-Merton option pricing model, management has determined that the options have a range of value from $.1139 to $.2278 per unit, resulting in total compensation and consultant cost of $343,090 for December 31, 2010 and $677,539 for December 31, 2009.  With the exception of a few grants which immediately vest, the compensation and consultant cost will be recognized over each grants three year service period.  For the year ended December 31, 2010 and 2009, the Company recognized as compensation and consultant expenses $363,750 and $196,167 respectively.  The remaining $558,583 will be recognized over the periods applicable to each grant.  There was no effect on cash flows.

The fair market value of the stock options and warrants at the date of grant was estimated using the Black-Scholes option-pricing model with the following assumptions:

	2010	2009
Expected dividend yield	--
Risk-free interest rate	.64%-2.43%	2.02%
Expected life in years	3-5	5
Expected volatility	150%	150%

The following tables summarize all stock option grants as of December 31, 2010 and 2009, and the related changes during these periods are presented below.

	Number of	Weighted Average Exercise
	Options	Price
Balance at December 31, 2008	200,000	$0.1250
Granted	5,729,338	-
Exercised	-	-
Forfeited	-	-
Expired	-	-
Balance at December 31, 2009	5,929,338	0.1250
Granted	1,712,384	-
Exercised	-	-
Forfeited	(51,500)	-
Expired	-	-
Balance at December 31, 2010	7,590,222

Options vested and exercisable at year end	4,561,231	$0.1438

11

VITAMEDMD, LLC
NOTES TO FINANCIAL STATEMENTS
As of December 31, 2010 and 2009

NOTE N - UNIT OPTION PLAN (CONTINUED)

2010 Options Outstanding				Options Exercisable
	Number	Weighted		Number
	Outstanding at	Average	Weighted	Exercisable at	Weighted
Range of	December 31,	Remaining	Average Exercise	December 31,	Average Exercise
Exercise Price	2010	Contractual Life	Price	2010	Price

$ 0.1250 - 0.40	7,590,222	8.48	$0.1527	4,561,231	$0.1438

2009 Options Outstanding				Options Exercisable
	Number	Weighted		Number
	Outstanding at	Average	Weighted	Exercisable at	Weighted
Range of	December 31,	Remaining	Average Exercise	December 31,	Average Exercise
Exercise Price	2009	Contractual Life	Price	2009	Price

$0.1250	5,929,338	9.14	$0.1250	1,756,894	$0.1250

Options under the plan vest over various periods up to 4 years.  The Board has the power to set the times on or within which an option is exercisable or the events upon which an option can be exercisable and the term of an option; provided, however, that no unit option shall be exercisable after the expiration of 10 years after the date of the grant and no option shall be exercisable more than one month after the date on which the optionee’s employment or service is terminated.

The exercise price for each option shall be established at the sole discretion of the Board.  However, the exercise price per unit shall not be less than the fair market value of a unit on the date of grant.  Furthermore, if an employee owns units possessing more than 10% of the total combined voting power of all units of the Company, the exercise price per incentive unit option shall not be less than 110% of the fair market value of a unit on the date of grant.

During the years ended December 31, 2010 and 2009, no options were exercised.  In accordance with Company policy, units will be issued from a pool of units reserved for issuance under the plan.

NOTE O - GOING CONCERN

As reflected in the accompanying financial statements, the Company used cash in operations of $2,843,787 and $1,347,175 and had a net loss of $3,053,613 and $1,288,508 for the years ended December 31, 2010 and 2009, respectively.  These factors raise substantial doubt about the Company’s ability to continue as a going concern. Since the Company began operations, it has not yet attained a level of operations which allows it to meet its current overhead. The Company does not know if or when it will attain profitable operations and there is no assurance that a profitable operating level can ever be achieved.

12

VITAMEDMD, LLC
NOTES TO FINANCIAL STATEMENTS
As of December 31, 2010 and 2009

NOTE O - GOING CONCERN (CONTINUED)

The financial statements are prepared using accounting principles generally accepted in the United States applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business.  The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Management believes that actions presently being taken to obtain additional funding (See Note P) and implement its strategic plans provide the opportunity for the Company to continue as a going concern.

NOTE P - SUBSEQUENT EVENTS

FASB Accounting Standards Codification (“ASC”) 855-10-50 (formerly, SFAS No. 165, “Subsequent Events”) codifies the guidance regarding the disclosure of events occurring subsequent to the balance sheet date.   FASB ASC 855-10-50 does not change the definition of a subsequent event (i.e., an event or transaction that occurs after the balance sheet date but before the financial statements are issued) but requires disclosure of the date through which subsequent events were evaluated when determining whether adjustment to or disclosure in the financial statements is required.  Since the codification requires only additional disclosures concerning subsequent events, adoption of the codification did not affect the Company’s balance sheet or statement of operations.  The Company evaluated subsequent events through July 15, 2011, the date that the financial statements were available to be issued.

The Company entered into a line of credit with 1st United Bank of Florida for $300,000 on March 7, 2011. The line carries an interest rate of 3.02%, is due on March 1, 2012 and is guaranteed by three Members.  In consideration for the guarantees, the Members received 499,998 warrants in the Company that vest quarterly over two years with an exercise price of $0.30 per unit.

On May 18, 2011, the Company entered into a non-binding Letter of Intent ("LOI") with AMHN, Inc., a Nevada corporation ("AMHN"), in which the Company will become a wholly owned subsidiary. AMHN currently promotes, distributes and sells certain products developed and sold by Spectrum relative to its digital media network. Through the License Agreement, AMHN specifically targets multispecialty group practices and independent physician associations to sell them subscriptions for software, hardware and content developed for and distributed by Spectrum. AMHN’s common stock is traded in the over-the-counter market on the OTC Bulletin Board under the symbol “AMHN.” The terms of the LOI call for, among other things, a definitive agreement to be negotiated between the parties prior to July 18, 2011.

In April and May 2011, the Company raised $707,000 from existing and new investors in the form of additional Member units. This equity offering was to fund operating capital of the Company.  One of the new investors is the principle owner of the key supplier as mentioned in Note L.

The Company entered into short-term notes executed between May 30, 2011 and July 6, 2011 with certain Members and outside investors for $650,000 to primarily fund inventory purchases.  These notes, among other things, carry an interest rate of 4% and mature the sooner of (1) six months from the date of issuance or (2) when the Company receives the proceeds from a promissory note issued by the Company in excess of $1,000,000.

13

VITAMEDMD, LLC
UNAUDITED FINANCIAL STATEMENTS
FOR PERIOD ENDED JUNE 30, 2011

VITAMEDMD, LLC
BALANCE SHEETS

	June 30, 2011	December 31, 2010
ASSETS	(Unaudited)
CURRENT ASSETS
Cash	$78,255	$422,939
Accounts receivable	32,780	11,812
Inventory, net	617,239	618,069
Prepaid expense	272,922	6,292

TOTAL CURRENT ASSETS	1,001,196	1,059,112

PROPERTY AND EQUIPMENT
Website costs	91,744	65,791
Equipment	33,654	30,837
Furniture and fixtures	26,881	26,219
	152,279	122,847
Less accumulated depreciation and amortization	(42,545)	(26,655)

NET PROPERTY AND EQUIPMENT	109,734	96,192

OTHER ASSETS
Deposits	31,949	31,949
Intangible assets, net of accumulated amortization	10,000	10,000

TOTAL OTHER ASSETS	41,949	41,949

TOTAL ASSETS	$1,152,879	$1,197,253

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$444,552	$232,842
Loans from related parties, net of loan discount of $92,399	157,740	-
Credit line and short term loans, net of loan discount of $137,803	409,513	-

TOTAL CURRENT LIABILITIES	1,011,805	232,842

MEMBERS' EQUITY	141,074	964,411

TOTAL LIABILITIES AND MEMBERS' EQUITY	$1,152,879	$1,197,253

The accompanying notes are an intregral part of these financial statements

2

VITAMEDMD, LLC
STATEMENTS OF OPERATIONS
(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010

SALES	$508,826	$266,147	$994,159	$468,128
COST OF SALES	240,006	109,757	444,849	184,128

GROSS PROFIT	268,820	156,390	549,310	284,000

OPERATING EXPENSES
Compensation	646,349	457,817	1,212,809	787,311
General and administration	694,577	417,255	1,240,734	750,067
Research and development	42,741	19,683	42,741	21,532
Depreciation and amortization	8,392	5,584	15,890	11,013
Total operating expenses	1,392,059	900,339	2,512,174	1,569,923

LOSS FROM OPERATIONS	(1,123,239)	(743,949)	(1,962,864)	(1,285,923)

OTHER EXPENSE
Interest expense	(34,059)	-	(39,735)	-

NET LOSS	$(1,157,298)	$(743,949)	$(2,002,599)	$(1,285,923)

The accompanying notes are an intregral part of these financial statements

3

VITAMEDMD, LLC
STATEMENT OF CHANGES IN MEMBERS' EQUITY
FOR THE SIX MONTHS ENDED JUNE 30, 2011 AND YEAR ENDED DECEMBER 31, 2010
(UNAUDITED)

	Member	Members	Other	Accumulated
	Units	Contributions	Equity	Deficit	Total

Balance December 31, 2009	32,194,594	$1,589,950	196,167	$(1,302,487)	$483,630

Members' units sold for cash	13,011,688	3,193,000	-	-	3,193,000
Less: Syndication Costs			(22,356)	-	(22,356)
Unit options granted for services	-	-	184,469	-	184,469
Unit based compensation	-	-	179,281	-	179,281

Net loss for the year ended December 31, 2010	-	-	-	(3,053,613)	(3,053,613)

Balance December 31, 2010	45,206,282	4,782,950	537,561	(4,356,100)	964,411

Members' units sold for cash	2,378,882	707,000	-	-	707,000
Unit options granted for services	-	-	77,640	-	77,640
Unit based compensation	-	-	124,918	-	124,918
Unit warrants granted for services	-	-	269,704	-	269,704
Net loss for the six months ended June 30, 2011	-	-	-	(2,002,599)	(2,002,599)

Balance June 30, 2011	47,585,164	$5,489,950	$1,009,823	$(6,358,699)	$141,074

The accompanying notes are an intregral part of these financial statements

4

VITAMEDMD, LLC
STATEMENTS OF CASH FLOWS
(UNAUDITED)
	Six Months Ended June 30,
	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(2,002,599)	$(1,285,923)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation and amortization	15,890	11,013
Amortization of loan costs	39,503	-
Unit based compensation and consultant expense	202,558	170,099
(Increase) decrease in operating assets:
Accounts receivable	(20,969)	81
Inventory	830	(70,964)
Prepaid expense	(266,630)	33,214
Increase (decrease) in operating liabilities:
Accounts payable and accrued expenses	211,710	10,307

CASH USED IN OPERATING ACTIVITIES	(1,819,707)	(1,132,173)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(29,431)	(11,130)
Patent and other intangible costs	-	-

CASH USED IN INVESTING ACTIVITIES	(29,431)	(11,130)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from line of credit	297,222	-
Proceeds from loans from related parties	250,093	-
Proceeds from short term loans	250,139	-
Member contributions	707,000	1,835,636

CASH PROVIDED BY FINANCING ACTIVITIES	1,504,454	1,835,636

NET INCREASE (DECREASE) IN CASH	(344,684)	692,333

Cash, beginning of year	422,939	123,429

Cash, end of period	$78,255	$815,762

Supplemental Disclosure of Cash Flow Information:
Cash Paid for Taxes	$-	$-
Cash Paid for Interest	$-	$-

The accompanying notes are an intregral part of these financial statements

5

VITAMEDMD, LLC
NOTES TO FINANCIAL STATEMENTS
As of June 30, 2011
(Unaudited)

NOTE A - BASIS OF PRESENTATION

The accompanying unaudited financial statements of VitaMedMD, LLC (“vitaMedMD” or the “Company”), have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and the rules and regulations of the Securities and Exchange Commission for interim financial information. Accordingly, they do not include all the information necessary for a comprehensive presentation of financial position and results of operations. Please refer to our most recent annual audit for a more comprehensive presentation of financial position and results of operations.

It is management’s opinion however, that all material adjustments (consisting of normal recurring adjustments) have been made, which are necessary for a fair financial statement presentation. The results for the interim period are not necessarily indicative of the results to be expected for the year.

NOTE B - ORGANIZATION AND NATURE OF BUSINESS

Business Activity - VitaMedMD, LLC was formed in the State of Delaware in 2008 for the purpose of providing pharmaceutical quality dietary supplements and nutritional products that are uniquely developed and improved through consultative feedback and advice from a broad range of physicians and their patients.  During 2010 and 2009, the majority of sales were in the State of Florida.

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition - The Company recognizes revenue on arrangements in accordance with FASB Accounting Standards Codification “ASC” No. 605, Revenue Recognition. Revenue is recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed and collectability is reasonably assured.  The Company generates revenue by sales of products primarily to retail consumers.  The Company’s policy is to recognize revenue from product sales upon shipment, when the rights of ownership and risk of loss have passed to the consumer. Outbound shipping and handling fees are included in sales and are billed upon shipment.  Shipping expenses are included in cost of sales.

The majority of the Company’s sales are paid with credit cards and the Company usually receives the cash settlement in two to three banking days.  Credit card sales minimize accounts receivable balances relative to sales. The Company reviews the accounts receivable for uncollectible accounts and credit card charge-backs by analyzing historical bad debts and current economic trends.  At June 30, 2011 and 2010, the Company believes all accounts receivable are collectible and has not recorded an allowance for doubtful accounts.

Returns Policy - The Company provides an unconditional thirty day money-back return policy for all products.  Total returns were $10,756 and $7,604 for the six month periods ended June 30, 2011 and 2010, respectively.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents - For purposes of the statements of cash flows, the Company considers all short-term securities purchased with a maturity of three months or less to be cash equivalents.

6

VITAMEDMD, LLC
NOTES TO FINANCIAL STATEMENTS
As of June 30, 2011
(Unaudited)

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property and Equipment - Property and equipment are stated at cost.  The additions and betterments are capitalized and expenditures for repairs and maintenance are expensed in the period incurred.  Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the related assets, which range from 3 to 40 years.  Depreciation and amortization expense totaled $15,890 and $11,013 for the six month periods ended June 30, 2011 and 2010, respectively.

Website Development Costs - The Company has adopted the provisions of FASB Accounting Standards Codification No. 350 Intangible-Goodwill and Other.  Costs incurred in the planning stage of a website are expensed, while costs incurred in the development stage are capitalized and amortized over the estimated three year life of the asset. Amortization of website development costs totaled $13,474 and $8,642 for the six month periods ended June 30, 2011 and 2010 respectively.

Intangible Assets - Intangible assets consist of capitalized patent costs, net of accumulated amortization.

Patent costs include legal costs incurred for a patent application. Once the patent is granted, the Company will amortize the capitalized patent costs over the remaining life of the patent using the straight-line method. If the patent is not granted, the Company will write-off any capitalized patent costs at that time.

Intangible assets are reviewed annually for impairment or when events or circumstances indicate that their carrying amount may not be recoverable.

There was no amortization expense related to patent costs for the six month periods ended June 30, 2011 and 2010 as the patent has not yet been granted.

Advertising - The Company expenses advertising costs when incurred.  Advertising expense totaled $9,988 and $23,517 during the six month periods ended June 30, 2011 and 2010 respectively.

Paid Time Off Policy - The Company allows full-time employees to receive compensation for paid time off.  Paid time off (PTO) hours accrue at various rates based on the employee’s length of service and are capped at a maximum of 200 hours per employee.  The estimated paid time off is based on hours of paid time off earned and current pay rates and is recognized in compensation expense.  The balances for paid time off were $61,155 and $24,208 at June 30, 2011 and December 31, 2010 respectively.

Income Taxes - The Company, with the consent of its members, elected to be treated, under the provisions of the Internal Revenue Code, as a partnership.  Under such provisions, in lieu of corporate income taxes, the members are taxed on the Company’s taxable income.  Therefore, no provision or liability for income taxes is included in the accompanying financial statements.

Unit-Based Compensation - In December 2004, the FASB issued FASB Accounting Standards Codification No. 718, Compensation – Stock Compensation.  Under FASB Accounting Standards Codification No. 718, companies are required to measure the compensation costs of unit-based compensation arrangements based on the grant-date fair value and recognize the costs in the financial statements over the period during which employees are required to provide services. Unit-based compensation arrangements include unit options, restricted share plans, performance-based awards, share appreciation rights and employee share purchase plans.  As such, compensation cost is measured on the date of grant at their fair value.  Such compensation amounts, if any, are amortized over the respective vesting periods of the option grant.  The Company applies this statement prospectively and uses the Black-Scholes option pricing model which requires the input of highly complex and subjective variables including the expected life of options granted and the Company’s expected stock price volatility over a period equal to or greater than the expected life of the options.

7

VITAMEDMD, LLC
NOTES TO FINANCIAL STATEMENTS
As of June 30, 2011
(Unaudited)

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Equity instruments (“instruments”) issued to other than employees are recorded on the basis of the fair value of the instruments, as required by FASB Accounting Standards Codification No. 718.  FASB Accounting Standards Codification No. 505, Equity Based Payments to Non-Employees defines the measurement date and recognition period for such instruments.  In general, the measurement date is when either a (a) performance commitment, as defined, is reached or (b) the earlier of (i) the non-employee performance is complete or (ii) the instruments are vested. The measured value related to the instruments is recognized over a period based on the facts and circumstances of each particular grant as defined in the FASB Accounting Standards Codification.

Research and Development Expenses - Research and development expenditures, which are expensed as incurred, totaled $42,741 and $21,532 during the six month periods ended June 30, 2011 and 2010, respectively.

NOTE D - RECENT ACCOUNTING PRONOUNCEMENTS

In June 2009, the FASB issued Accounting Standards Codification (“ASC”) No. 105, GAAP. The FASB Accounting Standards Codification (“Codification”) has become the single source of authoritative nongovernmental U.S. generally accepted accounting principles. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. FASB ASC No. 105 is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards are superseded as described in FASB ASC No. 105. All other accounting literature not included in the Codification is non-authoritative. The Codification does not change or alter existing GAAP and, therefore, did not have an impact on the Company’s financial position, results of operations or cash flows.

In June 2009, the FASB issued FASB Accounting Standards Codification (“ASC”) No. 810, Consolidation.  FASB Accounting Standards Codification No. 810 improves financial reporting by enterprises involved with variable interest entities.  FASB ASC No. 810 is effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter.   The adoption of ASC No. 810 did not have an impact on the Company’s financial position, results of operations or cash flows.

NOTE E - INVENTORIES

Inventories represent finished goods of packaged nutritional products and supplements which are valued at the lower of cost or market using the average cost method.

NOTE F - OPERATING LEASE

The Company leases administrative and distribution facilities in Boca Raton, Florida pursuant to a forty-five month non-cancelable operating lease expiring in 2013. The lease stipulates, among other things, base monthly rents of $5,443 plus the Company’s share of monthly estimated operating expenses of $3,500 and sales tax.  The lease contains one renewal option for an additional two-year period.

Lease expense for the six months ended June 30, 2011 and 2010 were $49,514 and $57,816, respectively. The remaining lease obligation over the remaining lease term totals $205,227.

NOTE G - CONCENTRATIONS OF CREDIT RISK

Cash in bank accounts may from time to time exceed federally insured limits.  The Company has not experienced any losses on such accounts. At June 30, 2011 and December 31, 2010, the Company had cash of approximately $0 and $266,623, respectively, in excess FDIC insurance limits.

8

VITAMEDMD, LLC
NOTES TO FINANCIAL STATEMENTS
As of June 30, 2011
(Unaudited)

NOTE H - LINE OF CREDIT

The Company entered into a line of credit with 1st United Bank of Florida for $300,000 on March 7, 2011. At June 30, 2011 and December 31, 2010 the balance drawn on the credit line was $297,222 and $0, respectively. The line carries an interest rate of 3.02%, is due on March 1, 2012 and is guaranteed by three Directors.

For each $100,000 in guarantee, the Company will issue to the Director ten year warrants to purchase up to a total combined 250,000 Units of the Company at an exercise price of $.30 per Unit. If the line of credit is renewed for another 12 months the Members have agreed to guarantee the credit line for an additional 250,000 warrants under the same terms. The warrants vest quarterly based on the line of credit still being outstanding for the quarter. In connection with the issuance of the warrants, the Company recorded a discount to the credit line and a corresponding increase in equity of $68,107 due to the warrants. The value of the warrants was derived through application of the Black-Scholes option pricing model. We amortized the debt discount to interest expense in the amount of $22,703 for the six month period ended June 30, 2011.

NOTE I - RELATED PARTY TRANSACTIONS

On May 1, 2010, the Company issued 360,000 options at an exercise price of $0.23 per share to four Directors and an officer for services. These options expire on April 30, 2020. These options were valued at an aggregate fair value of $67,135 using the Black Scholes Options Pricing Model with the following assumptions: expected life of 3 years, volatility of 150%, zero expected dividends and a discount rate of 1.51%.

On August 1, 2010, the Company issued 75,000 options at an exercise price of $0.23 per share to a Director for services. These options expire on July 31, 2020. These options were valued at an aggregate fair value of $13,958 using the Black Scholes Options Pricing Model with the following assumptions: expected life of 3 years, volatility of 150%, zero expected dividends and a discount rate of 0.94%.

On September 1, 2010, the Company issued 600,000 options at an exercise price of $0.25 per share to an Officer of the Company for services performed. These options expire on August 31, 2020. These options were valued at an aggregate fair value of $136,456 using the Black Scholes Options Pricing Model with the following assumptions: expected life of 5 years, volatility of 150%, zero expected dividends and a discount rate of 1.41%.

The option grants to related parties resulted in unit based compensation of $108,442 and $81,486 being recognized for the six month periods ended June 30, 2011 and 2010, respectively.

The Company transacted with certain related parties during the six month periods ended June 30, 2011 and year ended December 31, 2010.  Affiliation is through common ownership and control recognizing interfamily attribution.  Net receivable and payable balances and transactions with related parties as of June 30, 2011 and December 31, 2010 are as follows:

Accounts receivable:	6/30/11	12/31/10
Board Member	$79	$79

Sales:	6/30/11	6/30/10
Board Member	$11,505	$9,852

9

VITAMEDMD, LLC
NOTES TO FINANCIAL STATEMENTS
As of June 30, 2011
(Unaudited)

NOTE J - LIMITED LIABILITY COMPANY

Since the Company is a limited liability company, no member, manager, agent, or employee of the Company shall be personally liable for the debts, obligations, or liabilities of the Company, whether arising in contract, tort, or otherwise, or for the acts or omissions of any other member, director, manager, agent, or employee of the Company, unless the individual has signed a specific personal guarantee.

NOTE K - INCOME TAXES

The Company has adopted FASB Accounting Standards Codification (“ASC”) 740-10 which clarifies the accounting and recognition for income tax positions taken or expected to be taken in the Company’s income tax returns.  The Company adopted the standard in 2009.  The Company’s income tax filings are subject to audit by various taxing authorities.  The Company’s audit period is open for a period of three years.  In evaluating the Company’s tax provisions and accruals, future taxable income, and the reversal of temporary differences, interpretations, and tax planning strategies are considered.  The Company believes their estimates are appropriate based on current facts and circumstances.

NOTE L - FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company’s financial instruments are cash, accounts receivable, accounts payable and accrued expenses, loans from related parties, credit line and short term loans. The recorded values of cash, accounts receivable, accounts payable and accrued expenses, loans from related parties, credit line and short term loans approximate their fair values based on their short-term nature.

NOTE M - BUSINESS CONCENTRATIONS

The Company purchases its products from several suppliers with approximately 88% and 93% coming from one supplier for the six month period ended June 30, 2011 and year ended December 31, 2010. The largest supplier is a Unit holder of less than 1% of the outstanding Units.

NOTE N - NOTES OUTSTANDING

The Company entered into short-term notes executed between May 30, 2011 and June 30, 2011 with certain Managers, Board Members and outside investors for $500,000 to primarily fund inventory purchases, with 50% of this funding coming from Managers and Board Members.  These notes carry an interest rate of 4% and mature the sooner of (1) six months from the date of issuance or (2) when the Company is able to secure a loan of not less than $1,000,000.

For each $10,000 in Notes, the Company issued to the note holder five year warrants to purchase 10,000 Units of the Company at an exercise price of $.50 per Unit. In connection with the issuance of the warrants, the Company recorded a discount to the Notes and a corresponding increase in equity of $201,597 due to the warrants. The value of the warrants was derived through application of the Black-Scholes option pricing model. We amortized the debt discount to interest expense in the amount of $16,800 for the six month period ended June 30, 2011.

NOTE O - MEMBER’S EQUITY

On April 30, 2010, the Company’s Board of Directors approved a 2 for 1 split of its units.  As a result, members of record at the close of business on April 21, 2010 received two units for each unit held.  Units and per unit data for prior periods have been restated to reflect the split as if it occurred at the beginning of the earliest period presented.

At June 30, 2011 and December 31, 2010, the Company was authorized to issue 60,000,000 Units.

10

VITAMEDMD, LLC
NOTES TO FINANCIAL STATEMENTS
As of June 30, 2011
(Unaudited)

NOTE O - MEMBER’S EQUITY (CONTINUED)

During the year ending December 31, 2010, the Company issued 13,011,688 units for cash of $3,193,000.  In connection with the purchase agreements, certain Members were issued anti-dilution warrants. The provisions of these warrants provides for an adjustment in both the number of Units to be issued and the exercise price of the warrant.  The adjustment will be triggered if there are Units issued at a price lower than $0.2305 per unit and will stay in effect till the earlier of a) 10th anniversary, b) all warrant are exercised, c) an IPO, d) liquidity event, or e) an agreement between the Company and the holders to terminate this provision.

During the six months ended June 30, 2011, the Company issued 2,378,882 units for cash of $707,000.

In connection with the unit issuances, the Company incurred $0 and $22,356 in legal expenses classified as syndication costs as of June 30, 2011 and December 31, 2010, respectively.

NOTE P - UNIT OPTION PLAN

During 2008, the Company established a unit option plan.  The plan is administered by the Board of Directors of the Company.  The Board may grant options to purchase units of the authorized but unissued units of the Company as nonqualified unit options or incentive unit options.  The Board, in its sole discretion, shall determine to whom options are granted.  As of June 30, 2011, the maximum number of units that may be issued pursuant to options under the plan shall be 8,800,000 units.

The Company made grants during the six month period ended June 30, 2011 and the year ended December 31, 2010.  Using the Black-Scholes-Merton option pricing model, management has determined that the options have a range of value from $0.1762 to $0.2274 per unit.  With the exception of a few grants which immediately vest, the compensation and consultant cost will be recognized over each grants one to four year service period.  For the three month periods ended June 30, 2011 and 2010, the Company recognized as compensation and consultant expenses $106,890 and $71,244 respectively and for the six month periods ended June 30, 2011 and June 30, 2010, $202,558 and $170,099, respectively.  There was no effect on cash flows.

The fair market value of the stock options at the date of grant was estimated using the Black-Scholes option-pricing model with the following assumptions:

	2011	2010
Risk-free interest rate	1.02%-1.52%	0.64%-2.43%
Expected life in years	3-5	3-5
Volatility	150%	150%
Expected dividend yield	-0-	-0-

11

VITAMEDMD, LLC
NOTES TO FINANCIAL STATEMENTS
As of June 30, 2011
(Unaudited)

NOTE P - UNIT OPTION PLAN (CONTINUED)

The following tables summarize all stock option grants from December 31, 2010 to June 30, 2011, and the related changes during these periods are presented below.

	Number of Options	Weighted Average Exercise Price
Balance at December 31, 2010	7,630,222	$0.1527
Granted	470,000	0.4149
Exercised	-0-	-0-
Forfeited	6,500	0.2400
Expired	-0-	-0-
Balance at June 30, 2011	8,093,722	$0.1676
Options vested and exercisable at June 30, 2011	5,995,321	$0.1553

June 30, 2011 Options Outstanding				June 30, 2011 Options Exercisable
Range of Exercise Price	Number Outstanding at June 30, 2011	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number Exercisable at June 30, 2011	Weighted Average Exercise Price

$0.125 - $0.50	8,093,722	8.04	$0.1676	5,995,321	$0.1553
December 31, 2010 Options Outstanding				December 31, 2010 Options Exercisable
Range of Exercise Price	Number Outstanding at December 31, 2010	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number Exercisable at December 31, 2010	Weighted Average Exercise Price

$0.125 - $0.40	7,630,222	8.48	$0.1527	4,561,231	$0.1438

Options under the plan vest over various periods up to 4 years and shall not be exercisable after the expiration of 10 years after the date of the grant.  Additionally, the option shall not be exercisable more than one month after the date on which the optionee’s employment or service is terminated.  However, the Board shall have the discretion to provide that the option may be exercised prior to the dates set forth above and for the continuation of any option for any period following termination of employment or services, but not to exceed the term of the option.

The exercise price for each option shall be established at the sole discretion of the Board.  However, the exercise price per unit shall not be less than the fair market value of a unit on the date of grant.  Furthermore, if an employee owns units possessing more than 10% of the total combined voting power of all units of the Company, the exercise price per incentive unit option shall not be less than 110% of the fair market value of a unit on the date of grant.

12

VITAMEDMD, LLC
NOTES TO FINANCIAL STATEMENTS
As of June 30, 2011
(Unaudited)

NOTE P - UNIT OPTION PLAN (CONTINUED)

During the six month period ended June 30, 2011, no options were exercised.  In accordance with Company policy, units will be issued from a pool of units reserved for issuance under the plan.

NOTE Q – WARRANTS ISSUED

During the six month period ended June 30, 2011 the Company issued 999,998 warrants in connection with two debt financings. The warrants were issued at an average exercise price of $0.40 per share of which 625,000 have vested as detailed in the schedules:

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (in years)
Outstanding at January 1, 2011	-0-	$-0-	-0-
Issued	999,998	0.40	7.30
Exercised	-0-	-0-	-0-
Forfeited	-0-	-0-	-0-
Outstanding at June 30, 2011	999,998	$0.40	7.30

June 30, 2011 Warrant Outstanding				June 30, 2011 Warrants Exercisable
Range of Exercise Price	Shares	Weighted Average Remaining Contractual Term (in years)	Weighted Average Exercise Price	Shares	Weighted Average Exercise Price

$0.30-$0.50	999,998	7.30	$0.40	625,000	$0.46

The fair values of the vesting warrants for the six month period ending June 30, 2011 were determined using the Black-Scholes pricing model with the following assumptions: dividends: 0; volatility: 150.00%; risk free rate: 0.7%, and were charged to current period operations.

13

VITAMEDMD, LLC
NOTES TO FINANCIAL STATEMENTS
As of June 30, 2011
(Unaudited)

NOTE R - GOING CONCERN

As reflected in the accompanying financial statements, the Company used cash in operations of $1,819,707 and $1,132,173 and had a net loss of $2,002,599 and $1,285,923 for the six month periods ended June 30, 2011 and 2010, respectively.  These factors raise substantial doubt about the Company’s ability to continue as a going concern. Since the Company began operations, it has not yet attained a level of operations which allows it to meet its current overhead. The Company does not know if or when it will attain profitable operations and there is no assurance that a profitable operating level can ever be achieved.

The financial statements are prepared using accounting principles generally accepted in the United States applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business.  The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Management believes that actions presently being taken to obtain additional funding and implement its strategic plans provide the opportunity for the Company to continue as a going concern.

NOTE S - SUBSEQUENT EVENTS

FASB Accounting Standards Codification (“ASC”) 855-10-50 (formerly, SFAS No. 165, “Subsequent Events”) codifies the guidance regarding the disclosure of events occurring subsequent to the balance sheet date.   FASB ASC 855-10-50 does not change the definition of a subsequent event (i.e., an event or transaction that occurs after the balance sheet date but before the financial statements are issued) but requires disclosure of the date through which subsequent events were evaluated when determining whether adjustment to or disclosure in the financial statements is required.  Since the codification requires only additional disclosures concerning subsequent events, adoption of the codification did not affect the Company’s balance sheet or statement of operations.  The Company evaluated subsequent events through August 23, 2011, the date the financial statements were available to be issued.

The Company entered into short-term notes executed on July 6, 2011 with a certain executive officer and a Member for $150,000.  These notes carry an interest rate of 4% and were repaid on July 29, 2011.

On July 21, 2011 the Company issued 200,000 warrants to its largest supplier and manufacturer (see Note M) for consulting services.

The Company entered into two short term notes dated July 20 and July 25, 2011 for $500,000 each which stipulate, among other things, a stated interest rate of 6%. Upon the consummation of the AMHN merger, the notes and accrued interest can be converted into stock of the combined entity at a rate determined by the lower of the most recent sale price of AMHN common stock or the 5 day average closing bid price of the combined entities stock prior to conversion.

On July 18, 2011 VitaMedMD, LLC signed a definitive Letter of Intent (“LOI”)  agreement to be acquired by AMHN, Inc., a Nevada corporation (“AMHN”), pursuant to which VitaMedMD will merge with and into VitaMed Acquisition, LLC, a Delaware limited liability company and wholly owned subsidiary of AMHN.  The agreement requires, among other things, approval of both the Company’s unit holders and AMHN’s shareholders.  Under the terms of the Merger Agreement, the VitaMedMD, LLC members will receive 58,562,373 shares of AMHN common stock, which equals approximately 99.7% of the total shares of AMHN issued and outstanding following the merger on a fully diluted basis. In accordance with ASC Topic 360-10-45-15, VitaMedMD, LLC will be considered the accounting acquirer and the acquiree is AMHN, and the transaction will be treated under the purchase method of accounting as a reverse merger and recapitalization.

14

AMHN, INC. AND SUBSIDIARY
PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated financial statements give effect to the reverse acquisition of VitaMedMD, LLC (“VitaMed”) by AMHN, Inc. (“AMHN” and the “Company”) and are based on estimates and assumptions set forth herein and in the notes to such pro forma statements.

On July 18, 2011, VitaMed entered into an Agreement and Plan of Merger with AMHN and VitaMed Acquisition Corp. and, upon closing of the transaction, VitaMed will become a wholly-owned subsidiary of AMHN (the “Agreement”).

Prior to the closing of this transaction, AMHN effectuated a reverse stock split (on a ratio of 1 for 100) of its issued and outstanding shares of Common Stock.

This transaction is being accounted for as a reverse acquisition and a recapitalization.  VitaMed is the acquirer for accounting purposes.

The following unaudited pro forma consolidated statements of operations for the six months ended June 30, 2011 and the year ended December 31, 2010 gives effect to the above as if the transactions had occurred at the beginning of the period.  The unaudited pro forma consolidated balance sheet assumes the effect of the above as if this transaction had occurred on June 30, 2011.

AMHN, INC. AND SUBSIDIARY
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
JUNE 30, 2011

	Historical
	AMHN	VitaMed	Adjustments		Consolidated

ASSETS

Current Assets
Cash	$3,456	$78,255	$-		$81,711
Accounts receivable	-	32,780	-		32,780
Inventory	-	617,239	-		617,239
Prepaid expense	1,997	272,922	-		274,919

Total current assets	5,453	1,001,196	-		1,006,649

Fixed Assets, net of accumulated depreciation of $41,949	-	109,734	-		109,734

Other Assets
Deposits	-	31,949	-		31,949
Intangible assets	-	10,000	-		10,000

Total other assets	-	41,949	-		41,949

TOTAL ASSETS	$5,453	$1,152,879	$-		$1,158,332

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable	$2,500	$383,397	$(2,500)	C	$383,397
Note, credit lines and loans payable, net of debt discount of $137,803	210,000	409,513	-		619,513
Note and loans payable related parties, net of debt discount of $92,399	99,000	157,740	(99,000)	C	157,740
Dividends payable	41,359	-	-		41,359
Other accrued expenses	3,772	61,155	(3,772)	C	61,155

TOTAL LIABILITIES	356,631	1,011,805	(105,272)		1,263,164

Common stock	16,575	-	(16,409)	A	58,573
			58,407	B
Members contributions	-	5,489,950	(5,489,950)	D	-
Additional paid-in capital	1,661,321	1,009,823	16,409	A	6,195,294
			(58,407)	B
			105,272	C
			3,460,876	D
Accumulated deficit	(2,029,074)	(6,358,699)	2,029,074	D	(6,358,699)

TOTAL STOCKHOLDERS' DEFICIT	(351,178)	141,074	105,272		(104,832)

TOTAL LIABILITIES & STOCKHOLDERS'
EQUITY	$5,453	$1,152,879	$-		$1,158,332

(A)	To reflect the reverse stock split of AMHN's shares of common stock issued and outstanding on a one for one hundred (100:1) basis dated approximately September 27, 2011.
(B)	To record the issuance of 58,407,312 (post reverse split) shares as of approximately September 30, 2011 to the shareholders of VitaMed.
(C )	To record the forgiveness of debt.
(D)	Purchase accounting adjustment. Accumulated deficit recorded against APIC.

AMHN, INC. AND SUBSIDIARY
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2011

	Historical
	AMHN	VitaMed	Adjustment		Consolidated

Sales	$-	$994,159	$-		$994,159
Cost of sales	-	444,849	-		444,849

Gross profit	-	549,310	-		549,310

Expenses
Sales, general and administration	100,339	2,453,543	(100,339)	B	2,453,543
Research and development	-	42,741	-		42,741
Depreciation expense	-	15,890	-		15,890

Total operating expenses	100,339	2,512,174	(100,339)		2,512,174

Operating loss	(100,339)	(1,962,864)	100,339		(1,962,864)

Other income (expense)
Other income	5,000	-	(5,000)	B	-
Interest expense	(7,365)	(39,735)	3,592	A	(39,735)
			3,773	B

Total other income (expense)	(2,365)	(39,735)	2,365		(39,735)

Loss from continuing operations before taxes	(102,704)	(2,002,599)	102,704		(2,002,599)

Provision for income taxes	-	-	-		-

Loss from continuing operations	(102,704)	(2,002,599)	102,704		(2,002,599)

Discontinued operations
Gain on disposal of discontinued operations	705,668	-	(705,668)	B	-
Loss from discontinued operations	(46,591)	-	46,591	B	-

Net loss from discontinued operations	659,077	-	(659,077)		-

Net loss	$556,373	$(2,002,599)	$(556,373)		$(2,002,599)

Basic and diluted loss per common share					$(0.03)

Weighted average common shares outstanding, basic and diluted					58,573,064

(A)	The pro forma adjustment to interest expense reflects accrued expense associated with forgiveness of debt.
(B)	The pro forma adjustments represent the estimated pro forma impact on AMHN. These items were not incurred on a historical basis and we did not receive any historical benefits for these items in the historical period presented herein.

AMHN, INC AND SUBSIDIARY
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010

	Historical
	AMHN	VitaMed	Adjustment		Consolidated

Sales	$48,217	$1,241,921	$(48,217)	A	$1,241,921
Cost of sales	-	556,390	-		556,390

Gross profit	48,217	685,531	(48,217)		685,531

Expenses
Operating	71,932	-	(71,932)	A	-
Sales, general and administration	382,860	3,650,959	(382,860)	A	3,650,959
Research and development	-	65,402	-		65,402
Depreciation expense	61,383	22,783	(61,383)	A	22,783

Total operating expenses	516,175	3,739,144	(516,175)		3,739,144

Operating loss	(467,958)	(3,053,613)	467,958		(3,053,613)

Other income (expense)
Other income	22,138	-	(22,138)	A	-
Interest expense	(64,086)	-	64,086	A	-

Total other income (expense)	(41,948)	-	41,948		-

Loss from continuing operations before taxes	(509,906)	(3,053,613)	509,906		(3,053,613)

Provision for income taxes	-	-	-		-

Loss from continuing operations	(509,906)	(3,053,613)	509,906		(3,053,613)

Discontinued operations
Gain on disposal of discontinued operations	259,693	-	(259,693)	A	-
Loss from discontinued operations	(445,161)	-	445,161	A	-

Net loss from discontinued operations	(185,468)	-	185,468		-

Net loss	$(695,374)	$(3,053,613)	$695,374		$(3,053,613)

Basic and diluted loss per common share					$(0.05)

Weighted average common shares outstanding, basic and diluted					58,573,064

(A)	The pro forma adjustments represent the estimated pro forma impact on AMHN. These items were not incurred on a historical basis and we did not receive any historical benefits for these items in the historical period presented herein.

Consent of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
VitaMedMD, LLC
Boca Raton, Florida

We consent to the use of our Report of Independent Registered Public Accounting Firm dated July 15, 2011 on our audit of the financial statements of VitaMedMD, LLC as of December 31, 2010 and 2009 and the related statements of operations, members’ equity and cash flows which is included in this Information Statement, as amended, to be filed with the Commission on or about August 30, 2011.

Parks & Company, LLC
Certified Public Accountants
Deerfield Beach, FL
August 29, 2011